Exhibit 10.2
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
TRACKAGE RIGHTS, SWITCHING AND INTERLINE SETTLEMENT AGREEMENT
entered into by and between
KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.;
and
FERROCARRIL MEXICANO, S.A. DE C.V.;
dated as of February 9, 2010

Table of Contents
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Representations	1

Clause One. Definitions and Rules of Interpretation	4
1.1 Definitions	4
1.2 Rules of Interpretation. In this Agreement:	13
1.3 Interpretation of KP References and GPS Measurements	14
1.4 Exhibits and Appendices	15

Clause Two. Settlement	16
2.1 Purpose of Agreement	16
2.2 Authority of Agreement	18
2.3 Future Proceedings	18

Clause Three. Termination of Settlement Controversies; Waivers	18
3.1 Trackage Rights Definition Controversies	18
3.2 Other Settlement Controversies	18
3.3 Past Rates Controversies and Excluded Procedures	18
3.4 Release	19
3.5 Withdrawals; Termination Acts	19
3.6 Waiver of Actions and Rights	20
3.7 Renunciation of Future Procedures	20
3.8 Additional Documents and Acts	21

Clause Four. Management of Future Traffic	21
4.1 Future Traffic	21
4.2 Additional Documents and Acts	21

Clause Five. Trackage Rights	22
5.1 Ferromex Rates	22
5.2 Kansas Rates	22
5.3 Acknowledgment	22
5.4 Trackage Rights granted to Ferromex at Monterrey	22
5.5 Long Trackage Right	25
5.6 Trackage Rights to Ferromex; Access to Monterrey By-Pass	29
5.7 Trackage Rights to Kansas	30
5.8 General Provisions on Rates	37
5.9 General Terms and Conditions of the Trackage Rights	37
5.10 Maintenance Changes in and/or Additions, Operation and Control	39
5.11 Default	41

5.12 Certain Clarifications on Trackage Rights not included within the Scope of this Agreement	41

Clause Six. Interline Traffic Services Rates	41
6.1 General	41
6.2 Complementary Interline Traffic	42
6.3 Alternative Interline Traffic	42
6.4 [****]	42
6.5 General Provisions on Rates	42
6.6 Acknowledgment	43
6.7 Absence of Participation	43

Clause Seven. Switching Services	43
7.1 [****]	43
7.2 General Provisions on Rates	43
7.3 Acknowledgment	44

Clause Eight. Points of Interchange	44
8.1 General	44
8.2 Monterrey	45
8.3 Altamira	45
8.4 Celaya	45

Clause Nine. Maintenance and Operation of Subject Trackage	46
9.1 General Rules	46
9.2 License	46
9.3 Track Connections	46
9.4 Alternative Routes	46
9.5 Direction and Control of Construction, Maintenance, Repair, and Renewal	46
9.6 Direction and Control of Management and Operation	47
9.7 Derailment and Accidents Involving Hazardous Materials	47
9.8 Additional Rules on Management and Operation of Subject Trackage	48
9.9 Training of Subject Trackage User’s Crews	49
9.10 Repairs on Dragged Equipment; Removal of Bad Ordered Tractive Equipment	50

Clause Ten. Dispatch of Trains; Traffic Control Centers; Non- Discrimination	51
10.1 Traffic Control Centers	51
10.2 [****]	51
10.3 Subject Trackage Use Notice	52
10.4 Non- Discrimination	52
10.5 Uninterrupted flow of Traffic and other Items	52

Clause Eleven. Billing	52
11.1 Billing Forms	52
11.2 [****]	53
11.3 [****]	53
11.4 Disputed Bills	53

11.5 Inspections and Audits	54
11.6 [****]	54
11.7 Payment Failure; Additional Remedy	54
11.8 Incremental Rates in case of Certain Defaults	54

Clause Twelve. Service Standards Committee and Transition Period	54
12.1 The Committee	54
12.2 Limitations of the Committee	55
12.3 Transition Period	55

Clause Thirteen. Other Obligations	57
13.1 Public Statements	57
13.2 Best Efforts	57

Clause Fourteen. Term, Termination	58
14.1 General Term	58
14.2 Events of Termination	58
14.3 Dispossession	58
14.4 Abandonment	58
14.5 Effects of the Termination	59

Clause Fifteen. Liability	60
15.1 Trackage Rights	60
15.2 [****]	61
15.3 Litigation and Settlements	61
15.4 Labor	62
15.5 [****]	63

Clause Sixteen. Governmental Approval	63
16.1 Responsibilities of Subject Trackage User	63
16.2 Cooperation of Subject Trackage Owner	63

Clause Seventeen. Miscellaneous	63
17.1 Agreement between the Parties, Language	63
17.2 Amendments	64
17.3 Partial Invalidity	64
17.4 Assignment of Rights and Obligations	64
17.5 No Damages or Losses from Controversies	64
17.6 Taxes	64
17.7 Notices.:	64

Clause Eighteen. Dispute Resolution	65

Clause Nineteen. Jurisdiction and Applicable Law	65

Exhibit A	Ferromex Concession Title

Exhibit B	Kansas Concession Title

Exhibit C	Settlement Procedures

Exhibit D	Kansas’ complaints before the Ministry of Public Service

Exhibit E	Additional Termination Acts

Exhibit F	Information to be Delivered to Subject Trackage Owner

Exhibit G	Complementary Interlineal Matrix

Appendix 1	Technical Descriptions

TRACKAGE RIGHTS, SWITCHING AND INTERLINE SETTLEMENT AGREEMENT, DATED AS OF FEBRUARY 9, 2010 (THIS “Agreement”), AMONG:
     FERROCARRIL MEXICANO, S.A. DE C.V. (“Ferromex”), REPRESENTED BY Messrs. ALFREDO CASAR PÉREZ AND LORENZO REYES RETANA MÁRQUEZ PADILLA; AND
     KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V. (“Kansas”), REPRESENTED BY Mr. JOSÉ GUILLERMO ZOZAYA DÉLANO;
IN TERMS OF THE FOLLOWING REPRESENTATIONS AND CLAUSES:
REPRESENTATIONS
     I. Ferromex represents that:
     (a) It is a sociedad anónima de capital variable duly incorporated pursuant to the laws of the UMS, as evidenced by public deed number 51,923, dated June 11, 1997, granted before Mr. Miguel Alessio Robles Landa, Notary Public No. 19 of the Federal District, registered before the Public Registry of Commerce of Mexico City under commercial file number 226,005.
     (b) On June 22, 1997, the Ministry granted in favor of Ferromex (formerly, Ferrocarril Pacífico-Norte, S.A. de C.V.) a concession title for the operation and exploitation of the Northern-Pacific Railway, including for the rendering of railway services thereon (as amended and including all exhibits, hereinafter the “Ferromex Concession Title”). A copy of the Ferromex Concession Title, without exhibits, is attached hereto as Exhibit A.
     (c) The Ferromex Concession Title has a term of 50 (fifty) years counted as from February 14, 1998.
     (d) It has knowledge of the terms of each and every act and ruling of any nature related to the Settlement Procedures, including, without limitation, the relevant rulings issued in connection therewith as of the date hereof.
     (e) Its legal representatives have the necessary authority to execute this Agreement, as evidenced by public deeds numbers 51,385, dated February 20, 1998, and and 55,809, dated July 18, 2002, both of them granted before Mr. Luis de Angoitia Becerra, Notary Public No. 230 of the Federal District, which authority has not been revoked or modified in any manner whatsoever as of the date hereof.
     II. Kansas represents that:
     (a) It is a sociedad anónima de capital variable duly incorporated under the laws of the UMS, as evidenced by public deed number 50,413, dated November 22, 1996, granted before Mr. Miguel Alessio Robles Landa, Public Notary No. 19 of the Federal District, registered before the Public Registry of Commerce of Monterrey, Nuevo León under Item 29, Volume 429, Book 3, Second Auxiliary, Commerce Section.

     (b) On December 2, 1996, the Ministry granted in favor of Kansas (formerly, Ferrocarril del Noreste, S.A. de C.V.) a concession title for the operation and exploitation of the Northeast Railway, including for the rendering of railway services thereon (as amended and including all exhibits, hereinafter the “Kansas Concession Title”). A copy of the Kansas Concession Title, without exhibits, is attached hereto as Exhibit B.
     (c) The Kansas Concession Title has a term of 50 (fifty) years counted as of July 31, 1997.
     (d) It has knowledge of the terms of each and every act and ruling of any nature related to the Settlement Procedures, including, without limitation, the relevant rulings issued in connection therewith as of the date hereof.
     (e) Its legal representative has the necessary authority to execute this Agreement, as evidenced by public deed number 142,188, dated January 29, 2010, granted before Mr. Cecilio González Márquez, Notary Public No. 151, of the Federal District, which authority has not been revoked or modified in any manner whatsoever as of the date hereof.
     III. Ferromex and Kansas jointly represent that:
     (a) In terms of the Railroad Service Law and its Regulations, as well as of their respective Concession Titles, they are required to grant each other: (i) certain trackage and switching rights pursuant to the terms and conditions established in Exhibits Nine, Ten and Eleven of their respective Concession Titles; and (ii) interconnection and terminal services.
     (b) Kansas and Ferromex have had and continue to have several differences, disputes and/or controversies with respect to the nature, scope, terms, conditions and/or rates applicable both to the trackage and switching rights, as well as to interconnection and terminal services.
     (c) Kansas and Ferromex have been, and continue to be, parties in several disputes, procedures and/or controversies before judicial and administrative authorities, regarding the nature, scope, terms, conditions and/or rates applicable both to trackage and switching rights, as well as to interconnection and terminal services.
     (d) It is their intention, through the execution of this Agreement, to:
(i)	completely, definitively and irrevocably terminate the Settlement Controversies (as defined below);

(ii)	terminate any and all rights, obligations, actions, differences, disputes and/or lawsuits which they have or may have in a future against the other Party in connection with the Settlement Controversies mentioned in paragraph (i) above;

(iii)	definitively terminate and conclude all the Settlement Procedures which relate to the Settlement Controversies; and

(iv)	agree on long-term terms and conditions regarding the issues described in this Agreement, in order to avoid future controversies among them.

     (e) A list of judicial and administrative procedures to which Kansas and/or Ferromex are a party and which relate to the Settlement Controversies (the “Settlement Procedures”), is attached hereto as Exhibit C.
     (f) Kansas and Ferromex have other disputes, controversies and legal procedures among them in addition to the Settlement Controversies and the Settlement Procedures. These additional disputes, controversies and legal proceedings are not settled by means of this Agreement and they include (but are not limited to) the Excluded Procedures referred to below.
     IV. Each of Ferromex and Kansas represents, through its respective representative, that:
     (a) This Agreement and the other acts derived herefrom, entered or to be entered by it, constitute, or after their execution shall constitute, as the case may be, valid and binding obligations of such Party, in compliance with the applicable legal framework, enforceable against it in accordance with its terms.
     (b) It has not assigned in any way nor granted in guaranty any of the rights that correspond or may correspond to it with respect to the Settlement Controversies.
     (c) It has not entered into agreements or contracts with any person that may derive in a breach of this Agreement or the acts derived herefrom.
     (d) It has no knowledge of any litigation, whether judicial or extrajudicial, administrative or any other procedures (nor threat or warning of any of the foregoing) that prevents or may prevent it from: (i) entering into this Agreement; (ii) entering into the other acts derived herefrom; and/or (iii) complying with the obligations derived from (i) and (ii) above.
     (e) It has no knowledge of any person (particularly any Affiliate) that has or may have, directly or indirectly, any interest or right in the Settlement Controversies.
     (f) The execution of this Agreement and of the other acts derived herefrom, as well as the fulfillment of the obligations derived from the former and latter, will not be contrary to, nor will it result in a violation or breach of agreements or instruments to which it is a party or by means of which it is bound, of the Applicable Framework, as defined in Section 1.1 of this Agreement, including of any law, regulation, decree, official writ, agreement or ruling of any Governmental Authority.
     (g) The Parties have submitted to one another a copy of their respective written programs for certifying the qualifications of locomotive engineers (maquinistas) and conductors needed for the trackage rights on Subject Trackage per the Railroad Service Law, its Regulations and their respective internal regulations, and each Party’s written program has been approved by the other Party. Accordingly, the qualification of locomotive engineers and conductors shall not impede or prevent the Parties from making use of the trackage rights set forth in this Agreement.
     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

CLAUSES
     Clause One. Definitions and Rules of Interpretation.
     1.1 Definitions. For the purposes of this Agreement only, capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in this Section 1.1. With respect to any such term that is defined by reference to another agreement or document for purposes hereof, such term shall continue to have the definition in effect as of the date hereof, notwithstanding any termination, expiration or modification of such other agreement or document.
     “AAR” means the Association of American Railroads.
     “Affiliates” means entities owned or controlled by, or under common control with, or whose ultimate parent company is the same as that of, another, named company.
     “Agreement” shall have the meaning ascribed to such term in the heading of this Agreement.
     “Aguascalientes Access Zone” means the trackage that is identified in Appendix 1 hereof.
     “Altamira Facilities” means each of the facilities that are identified in Appendix 1 hereof.
     “Alternative Interline Traffic” shall have the meaning ascribed to such term in Section 6.3(a).
     “Applicable Framework” means the norms, rules, regulations and/or standards set forth in or issued by: (i) the Railroad Service Law, (ii) the Regulations, (iii) the Ministry, (iv) the Concession Titles, (v) any other Governmental Authority (including with respect to the preservation of historical sites), (vi) any other law, regulation or rule applicable to the Parties, including normas mexicanas and normas oficiales mexicanas, and (vii) the AAR (only to the extent not contrary to Mexican law); in each case as they refer to the maintenance of trackage, the maintenance of the assets granted in concession to Ferromex and Kansas under their respective Concession Titles and/or the performance of railroad services in general.
     “Articulated Car” means Dragged Equipment comprised of multiple units coupled permanently or semi-permanently together in a manner that individual units cannot, without modification, be operated separately because they share common trucks and wheels or other mechanical or pneumatic equipment, including, for example, articulated double-stack intermodal Cars.
     “Bajío Area” means the States of Jalisco, Querétaro, Hidalgo, Guanajuato and the north of the State of Michoacán.
     “Bulktainer” means a type of intermodal container, usually comprised in part of a tank vessel, designed to contain bulk liquids, chemicals, gases, meltable solids, slurries, emulsions,

fluidizable solids or other flowable, fungible commodities with a metal frame that allows transport of such materials in the same container on both railcar or ship and by over the road truck. A Bulktainer is a type of container that rides on an intermodal Car.
     “Car” means Dragged Equipment employed in any form of freight transportation, including articulated, intermodal, articulated-intermodal and any other type of Articulated Car.
     “Car-Kilometer” means each kilometer travelled by each Party’s unit of Railroad Equipment (loaded or unloaded) over the Trackage of the other Party; provided that: (i) each kilometer travelled by a unit of Tractive Equipment over the Trackage of the other Party shall count as 2 (two) Car-Kilometers; (ii) each Car-Kilometer traveled by an Articulated Car shall count as 1 (one) Car-Kilometer per platform or well comprising such Articulated Car; and (iii) each Car-Kilometer traveled by an Articulated Car servicing automotive traffic (Automax) shall count as 2 (two) Car-Kilometers per unit comprising such Articulated Car.
     “Committee” shall have the meaning ascribed to such term in paragraph (a) of Clause Twelve.
     “Complementary Interline Traffic” shall have the meaning ascribed to such term in Section 6.2(a).
     “Concession Title” means the Kansas Concession Title and/or the Ferromex Concession Title, as applicable.
     “Dispute” means a difference, breach or any other form of controversy, between the Parties as to the meaning, compliance, validity, enforcement, interpretation, scope or application of the terms or provisions of this Agreement.
     “Dispute Notice” shall have the meaning ascribed to such term in paragraph (a) of Clause 18.
     “Dollars” means the legal currency of the United States of America.
     “Doña Cecilia” means Kansas’ facility located at Line L KP 673+800, which is further identified in Appendix 1 hereof.
     “Dragged Equipment” means Railroad Equipment that lacks self-traction, including Cars.
     “Environmental Claim” means the direct costs of any cleanup, response, removal, remediation, natural resource damage, closure and/or post closure required by any environmental conditions affecting the air, soil, surface waters, ground waters, streams, sediments and similar environmental conditions caused by, resulting from, arising out of, or occurring in connection with this Agreement.
     “Environmental Laws” means all federal, state and municipal laws, official Mexican standards, statutes, ordinances, regulations, criteria, guidelines and rules of civil law now in effect, and, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment relating to the regulation and protection of human health, safety, the environment and natural resources, including air emissions, surface water, groundwater, wetlands, land, surface or subsurface strata. Environmental Laws shall include laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws shall also include the following Mexican laws insofar as they regulate or relate to environmental or public health matters: the General Law for Ecological Equilibrium and the Protection of the Environment (Ley General de Equilibrio Ecológico y Protección al Ambiente), the General Law for the Prevention and Integral Handling of Waste (Ley General para la Prevención y Gestión Integral de los Residuos), the General Health Law (Ley General de Salud), Title Nine of the Federal Labor Law (Titulo Nueve de Ley Federal del Trabajo), the General Law for Sustainable Forestry Development (Ley General de Desarrollo Forestal Sustentable), the National Waters Law (Ley de Aguas Nacionales), the General Law on National Property (Ley General de Bienes Nacionales), the Human Settlements General Law (Ley General de Asentamientos Humanos), the Federal Regulations on Occupational Safety, Hygiene and Environment (Reglamento Federal de Seguridad, Higiene y Medio Ambiente de Trabajo), the Federal Criminal Code (Código Penal Federal) and their state and local counterparts or equivalents.
     “Equipment” shall have the meaning ascribed to such term in Section 5.9(b).
     “Excluded Procedures” shall mean the following disputes, lawsuits, remedies, appeals and/or disagreements among the Parties:
(i)	the administrative trial against resolution number 120.-347/2002, dated March 13, 2002, issued by the then Dirección General de Tarifas, Transporte Ferroviario y Multimodal of the Ministry, which is currently on the High Chambers of the Federal Court of Fiscal and Administrative Justice under docket 8116/02-17-09-2/1658/08-PL-07-4;

(ii)	the Past Rate Controversies;

(iii)	any and all pending appeals, trials and revisions before the High Chambers of the Federal Court of Fiscal and Administrative Justice against resolution number 4.3.-1193/2008, dated June 23, 2008, issued by the then Dirección General de Tarifas, Transporte Ferroviario y Multimodal of the Ministry;

(iv)	the complaints filed by Kansas before the Ministry of Public Service (Secretaría de la Función Publica) identified in Exhibit E hereto;

(v)	the administrative trial against resolution number 4.3.-1193/2008, dated July 23, 2008, issued by the then Dirección General de Tarifas, Transporte Ferroviario y Multimodal of the Ministry, which is currently on the 9th Regional Chamber of the Federal Court of Fiscal and Administrative Justice under docket 23531/08-17-09-1 with regard to the scope of Trackage Right N-5 (Ramos Arizpe – Encantada);

(vi)	Article 47, determination of tariff base; and

(vii)	any other procedures among the Parties or among the Parties and any third party or a Governmental Authority which is not expressly included in the definition of Settlement Procedures.
     “Ferromex” has the meaning ascribed thereto in the preamble.
     “Ferromex Concession Title” shall have the meaning ascribed thereto in Representation I.
     “Ferromex Parties” means Ferromex and its respective Affiliates (current, past and/or future), and their respective officers, directors, partners, shareholders, members, employees, agents, insurers, counsel and other representatives (current, past and/or future), and each of their respective successors and assigns.
     “Ferromex Trackage” means the trackage granted in concession to Ferromex under the Ferromex Concession Title.
     “Ferrosur” means Ferrosur, S.A. de C.V.
     “Governmental Authority” means any national, state, county, city, town, village, municipal or other de jure or de facto government entity, department, office, commission, board, bureau, agency, authority or instrumentality of the UMS or any political subdivision thereof, and any person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including all commissions, boards, bureaus, courts, arbitrators and arbitration panels of any of the foregoing entities, and any authority or other person controlled directly or indirectly by any of the foregoing.
     “GPS” means the Global Positioning System, a space-based radionavigation system that provides reliable positioning anywhere in the world.
     “Guadalajara Access Zone” means: (i) the Guadalajara Terminal (as identified in Appendix 1); (ii) any industry and/or User currently or in the future located within the area comprised between: (a) Line T KP 1763+960 and Line T KP 1740+346; (b) Line I KP 304+708 and Line I KP 227+000; (c) the entire Line IZ that connects to track 02-301 (Former Stem Line) with a length of 3,500 meters; and (d) the entire Former Stem Line, in the section comprised between its intersections with Line I; and (iii) any industry and/or User connected to preceding items (i) or (ii), whether directly and/or through auxiliary or secondary tracks, siding, escape tracks, spurs, yard tracks, and/or cortavías. Items (i) and (ii) of this definition are further identified in Appendix 1 hereof.
     “Guerrero Facility” means the industrial plant located on the Former Line F KP 2+275.90 in the Monterrey Access Zone, and which is further identified in Appendix 1 hereof.
     “Hazardous Materials” means and includes any and all radioactive materials, radon and asbestos, heavy metals, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances, toxic pollutants, petroleum substances or petroleum products, pesticides, and any and all other substances or materials defined as, or included in the definition of “hazardous wastes”, “hazardous materials”, “hazardous substances” , “toxic substances” or “toxic pollutants” under, or for the purposes of, any Environmental Laws.
     “Interchange” means the action by means of which one the Parties receives or delivers Cars to or from the other Party.
     “Interchange Rules” means the most recently effective edition of the Field Manual of the Interchange Rules adopted by the AAR governing the interchange of Cars and equipment between railroads.
     “Interline Traffic” means the interconnection service consisting in the Interchange and transportation of Dragged Equipment, wherein one Party requests the other Party to provide public railway freight transportation services to a User.
     “Kansas” shall have the meaning ascribed thereto in the preamble.
     “Kansas Concession Title” shall have the meaning ascribed thereto in Representation II.
     “Kansas Parties” means Kansas and its respective Affiliates (current, past and/or future), and their respective officers, directors, partners, shareholders, members, employees, agents, insurers, counsel and other representatives (current, past and/or future), and each of their respective successors and assigns.
     “Kansas Trackage” means the trackage granted in concession to Kansas under the Kansas Concession Title.
     “KP” means: (i) each of the kilometer signs currently existing along the trackage comprising the Mexican Railway System; and/or (ii) in case no kilometer signs exist for a given location, the KP means a measurement of the kilometers and meters of said location measured as from the nearest existing sign.
     “Local Traffic” means traffic which is picked up or delivered to an intermediate point on a designated line.
     “Long Trackage Right” shall have the meaning ascribed thereto in Section 5.5(b).
     “Loss or Damage” means, without limitation, all claims, liability, cost, and expense of every nature, including amounts paid under any state or federal compensation law incident to loss or destruction of or damage to property and injury to and death of persons arising from the operation by the Parties on the Subject Trackage.
     “Matrix” shall have the meaning ascribed to such term in Section 6.2(a).
     “Mexico” means the United Mexican States.
     “Mexico Valley Access Zone” means the trackage identified in Appendix 1.

     “Ministry” means the Secretaría de Comunicaciones y Transportes of the federal Government of the UMS.
     “Monterrey Access Zone” means: (i) the Monterrey Terminal; (ii) any industry and/or User currently or in the future located within the area comprised between: (a) Line B KP 1023+200 and Line B KP 1029+000; (b) Line M KP 518 +000 and Line M KP 523+000; (c) Line M KP 525+400 and Line M KP 528+000; (d) Line F KP 0+000 and Line F KP 19+000; (e) the entire Line BI; (f) the entire Line BMA; (g) the entire Former Line F; and (h) the entire Former Line M; (iii) any industry and/or User connected to preceding items (i) or (ii), whether directly and/or through auxiliary or secondary tracks, siding, escape tracks, spurs, yard tracks, and/or cortavías, as further identified in Appendix 1.
     “Monterrey Adaptation” shall have the meaning ascribed to such term in Section 8.2(a).
     “Monterrey By-Pass” means a by-pass around congested portions of the City of Monterrey, which Ferromex might build at its own cost and expense (without having an obligation to do so), and that it has rights in its concession to build, between Line F KP 43+842 (= Line MF KP 17+755) and Line F KP 20+700 and between Line BF KP 39+658 (= Line B KP 1038+323) and Line BF KP 35+876 (= Line M KP 535+811) , as further described in Appendix 1.
     “New Altamira Facility” shall have the meaning ascribed to such term in Section 5.7(d).
     “New Ternium Facility” shall have the meaning ascribed to such term in Section 5.4(f).
     “Nissan Facility” means the industrial facility located on the Line A KP 575+650 in the Aguascalientes Access Zone, and which is further identified in Appendix 1 hereof.
     “Parties” means Kansas and Ferromex.
     “Party” means either Kansas or Ferromex, respectively.
     “Party of the First Part” shall have the meaning ascribed to such term in Section 11.1(c).
     “Party of the Second Part” shall have the meaning ascribed to such term in Section 11.1(c).
     “Past Rates Controversies” means the disputes, claims and lawsuits that form part of the Excluded Procedures and that relate to the determination of rates for mandatory trackage and/or switching rights and for interconnection and/or terminal services, accrued prior to the date of this Agreement or that may result from a cause, act, action, omission and/or procedure of any species occurring prior to the execution date of this Agreement, and the disputes among the Parties regarding amounts payable to one another for trackage rights, interline services and switching services, provided for under resolutions number 4.3.-1011/2008 dated June 26, 2008, and 4.3.-1200/2008 dated July 23, 2008, and 120.-849/2002, which are currently being disputed by both Parties through:

(i)	the annulment trial number 25707/08-17-03-08, before the Third Chamber of the Federal Court of Fiscal and Administrative Justice and the annulment trial number 25659/08-17-01-3, before the First Chamber of the Federal Court of Fiscal and Administrative Justice, which have been accumulated under docket 25659/08-17-01-3, before the First Chamber of the Federal Court of Fiscal and Administrative Justice; and

(ii)	the annulment trial 18117/02-17-04-8/ac1/1061/03-PL-07-04, before the High Chambers of the Federal Court of Fiscal and Administrative Justice, which has been appealed and resolved by the Supreme Court of Justice under docket 127/2006.
     For the avoidance of doubt, and as provided in this Agreement, the Parties are settling by means of this Agreement the rates that correspond for mandatory trackage and/or switching rights and for interconnection and/or terminal services starting from January 1, 2009, onwards; but not the applicable rates before January 1, 2009, or the amounts owed by the Parties to one another before the execution of this Agreement.
     “Pesos” means the legal currency of the UMS.
     “Pesquería Facility” means the facility that may be constructed in the vicinity of the Kansas’ Pesquería station on Line F, including if constructed by an Affiliate of Ternium.
     “Railroad Equipment” means Dragged Equipment and Tractive Equipment.
     “Railroad Service Law” means the Mexican Railroad Service Law (Ley Reglamentaria del Servicio Ferroviario).
     “Regulations” means the Mexican Railway Service Regulations (Reglamento del Servicio Ferroviario).
     “Relevant Personnel” means, in connection with any grant of Trackage Rights, all personnel (whether unionized or not) and officers of the Subject Trackage Owner pertaining to the Subject Trackage, as well as the corresponding labor unions.
     “Response Action” shall have the meaning ascribed to such term in Section 9.7(d).
     “Rule 11” means Rule 11 of the General Mandatory Rules (Interline Settlement System) of the Railway Accounting Rules published by the AAR.
     “Settlement Procedures” shall have the meaning ascribed thereto in Representation III(c) and which are listed in Exhibit C hereto.
     “Settlement Controversies” means any controversy, divergence, disagreement, discrepancy, claim, request, pretension, action, suit, request for arbitration, dispute, accusation, remedy, obligation, agreement, contract, promise, debt, engagement, lien, ruling, payment obligation, interest, invoice, damage, lost profit, expense (including expenses and fees and other counsel charges), enforcement order and any other obligation or responsibility of any class or nature, direct or indirect, either derived from law, agreement or otherwise, past, present or future, contingent or not, known or not, claimed or not, or threat of any of the foregoing that any of the Parties may receive or has received from the other Party, that arises from, is related by any manner directly or indirectly with, or by reason of:
(i)	the definition, terms and conditions and/or scope of the mandatory trackage and/or switching rights N-1 (Topo Grande – Patio Monterrey – Cerro de la Silla) and any other dispute affecting the trackage rights N-1, DPL-1 (Mariscala – Guadalajara), PN-10 (Árbol Grande – Altamira), DPL-2 (Viborillas – Encantada), and N-5 (Ramos Arizpe – Encantada) in connection with DPL-2 as referred to in Appendix 1 hereto (the “Trackage Rights Definition Controversies”), which legal proceedings are identified in Exhibit C hereof;

(ii)	the disputes, claims and lawsuits that relate to the determination of rates for mandatory trackage and/or switching rights and for interconnection and/or terminal services, that will be applicable from January 1, 2009 onwards;

(iii)	the litigation involving amendment of Ferromex’s Concession Title, identified in Exhibit C hereof; and

(iv)	the disputes, claims and lawsuits that relate solely to Court Cost (costas judiciales) associated with present or future proceedings relating to the Settlement Controversies, including: (a) ordinary mercantile trial under docket 623/2001 before the Third Civil Judge of Mexico City; and (b) ordinary mercantile trial under docket 293/2004 before the 45th Civil Judge of Mexico City.
     For the avoidance of doubt, the definition of Settlement Controversies does not include any controversy, divergence, disagreement, discrepancy, claim, request, pretension, action, suit, request for arbitration, dispute, accusation, remedy, obligation, agreement, contract, promise, debt, engagement, lien, ruling, payment obligation, interest, invoice, damage, lost profit, expense (including expenses and fees and other counsel charges), enforcement order and any other obligation or responsibility of any class or nature, direct or indirect, related to the Excluded Procedures.
     “Sole Employees” and “Sole Property” means, for purposes of trackage rights granted under this Agreement, one or more officers, agents, employees, contractors or Railroad Equipment, while engaged in, en route to or from, or otherwise on duty incident to performing service for the benefit of one Party. Pilots furnished by Subject Trackage Owner to assist in training or qualifying the Subject Trackage User’s crews to operate on the Subject Trackage or to recrew Subject Trackage User’s trains and to operate them temporarily due to unavailability of Subject Trackage User’s crews operating Railroad Equipment of Subject Trackage User shall be considered the Sole Employees of Subject Trackage User while engaged in such operations. All such officers, agents, employees, contractors, or Railroad Equipment, while engaged in, en route to or from, or otherwise on duty incident to repairing Railroad Equipment, re-railing, or clearing wrecks or derailments or engaged in the repair or renewal of the Subject Property subsequent to any such wreck or derailment shall, for the purpose of this Agreement, be deemed the Sole Employees and/or Sole Property of the Party bearing the cost of repair or of the other Loss or

Damage of the wreck or derailment. Such officers, agents, employees, contractors or Equipment while en route from performing such repair, re-railing, or clearing of wrecks or derailments or renewing the Subject Property to perform another type of service, shall not be deemed to be performing service incident to the instant repair, re-railing or clearing of a wreck or derailment.
     “Subject Employees” means, for purposes of trackage rights granted under this Agreement, one or more officers, agents, employees or contractors of Subject Trackage Owner while actually engaged in maintaining, repairing, constructing, renewing, removing, inspecting, or operating the Subject Property or in making changes in and/or additions thereto for the benefit of all of the Parties hereto, or while preparing to engage in, en route to or from, or otherwise on duty incident to performing such service. Officers, agents, employees or contractors of Subject Trackage Owner shall not be deemed “Subject Employees” while en route from the performance of such work as hereinbefore described to perform service for the benefit of less than all of the Parties hereto.
     “Subject Property” means, for purposes of trackage rights granted under this Agreement, the Subject Trackage and all appurtenances thereto and all Equipment while engaged in maintaining, repairing, constructing, renewing, removing or inspecting the Subject Trackage or in making changes in and/or additions thereto for the benefit of all the parties hereto, or while being prepared to engage in, en route to or from, or otherwise incident to performing such service. Such Equipment shall not be deemed “Subject Property” while en route from the performance of such work as hereinbefore described to perform service for the benefit of less than all of the Parties hereto.
     “Subject Trackage” means, for purposes of trackage rights granted under this Agreement, trackage of the Parties described in Sections 5.4, 5.5, 5.6, 5.7, 8.2 and 9.4 of this Agreement to which the Subject Trackage User is granted a right, by the Parties’ Concession Titles or by the Subject Trackage Owner, of use or access, including: (i) the necessary right of way, sidings, secondary tracks, double tracks, industrial tracks, connections, spurs, yard tracks, crossings, and other appurtenances and support facilities; and (ii) all changes in and additions thereto existing now or in the future as are required or desirable for the operation of the trains of the Parties.
     “Subject Trackage Owner” means, for purposes of trackage rights granted under this Agreement, the Party who is granting trackage rights under this Agreement.
     “Subject Trackage User” means, for purposes of trackage rights granted under this Agreement, the Party granted the right to use or access the Subject Trackage.
     “Termination Acts” shall have the meaning ascribed thereto in Section 3.5(f).
     “Termination Documents” means, jointly (i) this Agreement, (ii) the waivers and withdrawals referred to in Clause Three hereof, and (iii) any other documents executed or to be executed by the Parties in connection with the termination of the Settlement Controversies.
     “Ternium” means Ternium, S.A., a company incorporated under the laws of the Grand Duchy of Luxembourg, with investments in flat and long steel manufacturing and distribution, including any successors thereof.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     “Trackage Rights Definition Controversies” shall have the meaning ascribed thereto in paragraph (i) of the definition of Settlement Controversies.
     “Tractive Equipment” means a self-propelled railroad vehicle whether employed or not in the movement of the Dragged Equipment.
     “Train” means Tractive Equipment, whether coupled or not to Dragged Equipment, displaying a marker. The marker can be an end of train device or a light displayed on the rear of the last locomotive in a multiple locomotive consist or on a locomotive at the rear end of a Train (for example, a helper or distributive power locomotive). [****]
     “Transition Period” shall have the meaning ascribed to such term under Section 12.3 (a).
     “TUCE Rates” means the rates that are registered before the Ministry pursuant to Articles 46 of the Railroad Service Law and 170 of the Regulations as Unique Freight and Express Rate.
     “UMS” means the United Mexican States.
     “User” means the individual or legal entity that enters into a contract with one of the Parties for the rendering of the public railway freight transportation service under the terms of a bill of lading or under another type of agreement for the provision of such public service.
     1.2 Rules of Interpretation. In this Agreement:
(i)	Clause, Section and Paragraph headings are for convenience only and shall not affect the interpretation of this Agreement;

(ii)	references to any document, instrument or agreement, including this Agreement, shall include: (x) all exhibits, annexes, schedules, appendices or other attachments hereto or thereto; (y) all documents, instruments or agreements issued or executed in replacement hereof or thereof; and (z) any amendment, restatement, modification, supplement or replacement hereto or thereto, as the case may be;

(iii)	the words “include,” “includes” and “including” are not limiting;

(iv)	references to any person shall include such person’s successors and permitted assigns (and in the case of any Governmental Authority, any Person succeeding to such Governmental Authority’s functions and capacities);

(v)	the words “hereof,” “herein” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(vi)	references to “days” shall mean calendar days and references to “business day” shall mean a Monday, Tuesday, Wednesday, Thursday or Friday which is not a legal holiday in Mexico City for the government of the UMS;

(vii)	both Parties shall be understood as having had equal responsibility for the language of this Agreement such that no rule of contractual construction that holds an alleged ambiguity of language in an agreement against the drafter of the agreement shall be applied in the construction of this Agreement; and

(viii)	the singular includes the plural and the plural includes the singular.
     1.3 Interpretation of KP References and GPS Measurements.
     (a) In this Agreement and in Appendix 1 hereof, the numbers following the defined term of a given line and the defined term “KP” indicate a point located at the designated kilometers and meters of the corresponding line. For example, a reference to Line B KP 100+090; means a point located at approximately the 90th meter, of the 100th kilometer of the Line B.
     (b) Ferromex and Kansas hereby agree to conduct a process to determine the precise locations of the KP points used in this Agreement. To such end, Kansas and Ferromex agree to the following:
(i)	During a period of 120 (one hundred and twenty) days following the execution of this Agreement, Kansas (directly or through one or more subcontractors of Kansas) will take GPS coordinates of the KP locations referred to in this Agreement;

(ii)	During that period of time, Ferromex and its Affiliates shall provide Kansas’ personnel and advisors all reasonable access and assistance for such persons to be able to take the GPS coordinates referred above. Personnel and advisors to Ferromex may be present during the taking of the GPS coordinates if they wish to do so; in the understanding that Kansas shall inform Ferromex with at least 3 (three) business days in advance of taking any of such GPS coordinates so that Ferromex is able to determine whether it wishes to be present during the taking of such coordinates and/or to coordinate assistance to Kansas personnel and its contractors;

(iii)	Within 30 (thirty) business days following the measurement period referred in paragraph (i) above, Kansas will submit to Ferromex a document (which may be an electronic file) indicating the GPS coordinates that correspond to each of the KP points;

(iv)	After receipt of said document, Ferromex will have 30 (thirty) business days to make any objections to the GPS coordinates, in the understanding that Ferromex may only object to individual measurements;

(v)	Any GPS coordinates not objected by Ferromex in writing to Kansas within the 30 (thirty) business days period referred to in (iv) above, shall be deemed as accepted by Ferromex and thereupon such GPS coordinates shall have the effect mentioned in paragraph (c) of this Section 1.3;

(vi)	Any GPS coordinates objected by Ferromex in writing, will be submitted to the Committee referred to in Clause Twelve hereof. The Committee shall convene to address the matter within 20 (twenty) business days after the objections from Ferromex were delivered to Kansas;

(vii)	If, within 20 (twenty) business days after the objections from Ferromex were delivered to Kansas, the Committee: (a) does not meet; or (b) having met, fails to issue a unanimous resolution setting forth the applicable GPS coordinates, either Party may submit the matter to URS Corporation (including to one of their Affiliates operating in the UMS, or any other entity that the Parties agree in writing), whose resolution on the subject will be conclusive and binding, and the GPS coordinates accepted in said resolution shall have the effect mentioned in paragraph (c) of this Section 1.3; and

(viii)	A unanimous resolution from the Committee shall be deemed as accepted by Ferromex and Kansas, and upon said resolution the GPS coordinates accepted by the Committee shall have the effect mentioned in paragraph (c) of this Section 1.3.
     (c) The GPS coordinates resulting from the process described above shall, once they have become conclusive and final in accordance with said process, become the conclusive geographic indication of the KP locations referred to in this agreement, including if the KP signs do not currently exist or are thereafter altered, destroyed or otherwise become not available.
     (d) The costs of taking the GPS coordinates will be split equally between Ferromex and Kansas.
     1.4 Exhibits and Appendices. The Exhibits and Appendices listed below are an integral part of this Agreement:

Exhibit A	Ferromex Concession Title

Exhibit B	Kansas Concession Title

Exhibit C	Settlement Procedures

Exhibit D	Kansas’ complaints before the Ministry of Public Service

Exhibit E	Additional Termination Acts

Exhibit F	Information to be Delivered to Subject Trackage Owner

Exhibit G	Complementary Interlineal Matrix

Appendix 1	Technical Descriptions
     Clause Two. Settlement.
     2.1 Purpose of Agreement.
     (a) The Parties enter into this Agreement before a notary public, in order to terminate in a definitive and irrevocable manner the Settlement Controversies, as well as any other issue or dispute directly related to such Settlement Controversies.
     (b) Notwithstanding the foregoing, the Excluded Procedures shall not be deemed terminated or settled by this Agreement and the Parties reserve their rights to continue with the Excluded Procedures until their definitive conclusion if they wish to do so or otherwise terminate them at their sole discretion in accordance with applicable laws.
(c)	With respect to:

(i)	the trackage rights N-1 granted in the Ferromex Concession Title, the rights described in Subsection 5.4 (b) and, in its case 5.4 (f), describe the complete trackage rights of Ferromex to operate said trackage rights and the Parties hereby stipulate and agree that they have no further disagreement about the scope or extent of the trackage rights N-1 and that the only rights granted by such trackage right N-1 are those described in Subsections 5.4 (b) and, in its case 5.4 (f), of this Agreement;

(ii)	the rights described in Subsection 5.5 describe the complete trackage rights of Ferromex to operate said trackage rights DPL-2, and the Parties hereby stipulate and agree that they have no further disagreement about the scope or extent of the trackage rights DPL-2 and that the only rights granted by trackage right DPL-2 in Ferromex’s Concession Title are those described in Subsection 5.5 of this Agreement;

(iii)	the trackage rights PN-10 granted in the Kansas Concession Title, the rights described in Subsection 5.7(d) and 5.7(e) describe the complete rights of Kansas to operate said trackage rights PN-10, and the Parties hereby stipulate and agree that they have no further disagreement about the scope or extent of the trackage rights PN-10 and that the only rights granted by trackage right PN-10 in Kansas’

Concession Title are those described in Subsections 5.7(d) and 5.7(e) of this Agreement;

(iv)	the rights described in Subsection 5.7(c) describe the complete trackage rights of Kansas to operate said trackage rights DPL-1 and any other related in any way to the Guadalajara Access Zone, and the Parties hereby stipulate and agree that they have no further disagreement about the scope or extent of the trackage rights DPL-1, and any other related in any way to the Guadalajara Access Zone, and that the only rights granted by trackage right DPL-1 and any other related in any way to the Guadalajara Access Zone in Kansas’ Concession Title are those described in Subsection 5.7(c) of this Agreement;

(v)	the trackage rights PN-11 granted in the Kansas Concession Title and the related switching services in the Aguascalientes Access Zone, the rights described in Subsection 5.7(f) describe the complete rights of Kansas to operate said trackage rights PN-11 and to serve Users in said Aguascalientes Access Zone, and the Parties hereby stipulate and agree that they have no further disagreement about the scope or extent of the trackage rights PN-11 and that the only rights granted by trackage right PN-11 in Kansas’ Concession Title are those described in Subsection 5.7(f) of this Agreement.
     (d) For the avoidance of doubt, this Agreement is not intended by the Parties to settle the scope of, or rights granted under, trackage right N-5.
     (e) The Parties hereby specifically and conclusively agree that the inclusion of the litigation involving amendment of Ferromex’s Concession Title in this Agreement shall not be deemed as an acceptance on behalf of Kansas of the procedure adopted by the Federal Government of the UMS and/or by Ferromex to amend the Ferromex Concession Title, nor that such is the appropriate procedure to modify the Ferromex Concession Title in the future. Kansas hereby reserves its right to challenge any such future modifications made to the Concession Title of any of the Ferromex Parties, and Ferromex hereby agrees that it will never cite to the Federal Government of the UMS the settlement in this Agreement of the litigation involving amendment of Ferromex’s Concession Title as any agreement by Kansas for the method of making that amendment.
     (f) With respect to:
(i)	Waiver of Future Actions, Rights and Procedures. The Parties agree to expressly irrevocably and definitively waive and terminate any rights, actions, claims, procedures, suits, remedies and, in general, any other obligation of any other nature and before any Governmental Authority, and agree not to commence any procedure, either judicial, administrative, arbitral or of any other nature in connection with the enforcement of any right regarding Court Costs (costas judiciales) or any similar concepts deriving or related, directly or indirectly to any Court Costs of proceedings related to the Settlement Controversies and/or other controversies related, directly or indirectly with rates applicable to trackage, switching, interlinear or terminal services whether prior to January 1, 2009 or not.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
(ii)	Consequently:
[a]	[****]

[b]	[****]

[c]	Each of the Parties hereby grants to the other the broadest release under applicable law in connection with any and all amounts related solely to court costs payable by one of the Parties to other under the mercantile proceedings referred to in paragraphs [a] and [b] .
     2.2 Authority of Agreement. This Agreement: (i) has the authority of res judicata for all legal effects in the broadest terms of article 2953 of the Federal Civil Code regarding the Settlement Controversies and any matter related to such Settlement Controversies and the procedures related therewith; and (ii) terminates in a definitive and irrevocable manner all the Settlement Controversies, as well as any other right, action, claim, procedure, suit, remedy and, in general, any other obligation of any nature in connection with any cause, fact, act, statement and/or procedure of any kind occurred prior to the date of this Agreement with respect to the matter or facts of the Settlement Controversies.
     2.3 Future Proceedings. In light of the provisions of Sections 2.1 and 2.2 of this Agreement, and in case there is any resolution from a Governmental Authority after the date of execution hereof in connection with the Settlement Controversies, it shall be deemed that such resolution lacks of substance and is of no force or effect between the Parties.
     Clause Three. Termination of Settlement Controversies; Waivers.
     3.1 Trackage Rights Definition Controversies. The Parties expressly acknowledge and agree that the Trackage Rights Definition Controversies have been resolved and settled by means of the new definitions of the terms and conditions and/or scope of the mandatory trackage and switching rights referred to in Clause Five of this Agreement, without reserving any claim or right to such effect.
     3.2 Other Settlement Controversies. The Parties expressly acknowledge and agree that the other Settlement Controversies have been resolved and settled by means of the execution of this Agreement, without reserving any claim or right to such effect.
     3.3 Past Rates Controversies and Excluded Procedures.
     (a) The Parties hereby reserve all their rights to continue with any and all of the Excluded Procedures, none of which are settled by means of this Agreement, and to settle such Excluded Procedures if and when they deem convenient by mutual agreement.

     (b) For the avoidance of doubt, the Parties acknowledge that the absence of settlement of the Past Rate Controversies does not affect the agreements of the Parties with respect to the rates mentioned in Clauses Five, Six and Seven hereof which shall govern the subject matter of such clauses for any rates that are charged for services or actions occurring on or after the execution date of this Agreement but do not apply to events or traffic movements occurring before the execution date hereof (except as otherwise provided herein).
     3.4 Release.
     (a) Kansas releases the Ferromex Parties and Ferromex releases the Kansas Parties of any responsibility, obligation and/or claim derived from, or directly related to, any Settlement Controversy and the Settlement Procedures, without reserving any claim or right to such effect.
     (b) Ferromex grants to the Kansas Parties and Kansas grants to the Ferromex Parties, respectively, the broadest release that corresponds pursuant to law with respect to the Settlement Controversies, without reserving any claim or right to such effect.
     3.5 Withdrawals; Termination Acts.
     (a) The Parties hereby withdraw any type of suit, action, remedy or procedure related with the Settlement Controversies, including, without limitation, the Settlement Procedures listed in Exhibit C and agree to ratify such withdrawal before a notary public and, if necessary, promptly before the relevant Governmental Authority (including the Ministry or any judicial or administrative authority).
     (b) The Parties hereby agree to carry out any actions that are reasonably necessary and to cooperate in good faith one with the other in order to terminate the determinations contained in the rulings and/or resolutions issued with respect to the Settlement Controversies, to the extent possible. Such obligation includes entering into any type of acts and/or agreements, and the filing of all types of documents, before any judicial and/or administrative authorities, as well as their ratification.
     (c) The Parties hereby agree to file before the courts and the administrative and Governmental Authorities that may be necessary (as the interested Party may require), briefs by means of which they inform of the execution of this Agreement and the terms and conditions agreed by the Parties in connection with the subject hereof.
     (d) The Parties agree to cooperate between them in order to obtain the release and/or cancellation of any bond, back-bond, guaranty or security deposit which have been granted by any of them in connection with the Settlement Controversies and the Settlement Procedures. These actions include, but are not limited to, the filing of briefs expressing the conformity of the relevant Party with the release of such bond, back-bond, guaranty or deposit.
     (e) Without limiting the generality of the foregoing, the Parties agree to carry out the actions and enter into the acts referred to in Exhibit E.

     (f) The Parties further agree to carry out, enter into, file, notify, ratify and/or grant the actions, acts and documents referred to in paragraphs (a) to (e) of this Section 3.5, hereinafter referred to as the “Termination Acts”.
     (g) The Termination Acts include, but are not limited to, appearing before the Federal Supreme Court of Justice, the Collegiate Circuit Courts, the Unitary Circuit Courts, the Tax and Administrative Justice Federal Court, District Courts, the Ministry and any other Governmental Authority of any jurisdiction, federal or local, to ratify or grant again the Termination Acts and, in general, to carry out any fact or act necessary or advisable in order to comply with all and each of the issues established in paragraphs (a) to (e) of this Section 3.5.
     (h) Except as otherwise stated herein, Kansas and Ferromex agree to carry out the Termination Acts no later than 60 (sixty) calendar days following the execution of this Agreement, unless both Parties expressly agree in writing to extend such term. The Parties shall jointly file briefs providing for the termination of the Settlement Procedures within 10 (ten) business days after the execution of this Agreement.
     3.6 Waiver of Actions and Rights. The Parties hereby expressly irrevocably and definitively waive and terminate:
(i)	any rights, actions, claims, procedures, suits, remedies and, in general, any other obligation of any other nature and before any Governmental Authority in connection with the Settlement Controversies and/or with the subject or facts directly related therewith, including, without limitation, any judicial, administrative and any other decisions of whatever nature; and/or

(ii)	any rights derived from any action, fact, circumstance or act performed by the Parties in connection with the procedures related to the Settlement Controversies; and

(iii)	any rights, actions, claims, procedures, suits, criminal complaints, remedies and, in general, any other obligation of any other nature and before any Governmental Authority in connection with any cause, fact, act, omission, statement and/or procedure of any species occurred prior to the date of this Agreement with respect to the Settlement Controversies.
     3.7 Renunciation of Future Procedures. The Parties hereby reciprocally agree to not commence any procedure, either judicial, administrative, arbitral or of any other nature (including criminal complaints), in the future against, or that in any way may affect, the other Party or any of the Kansas Parties or the Ferromex Parties, based on any acts, actions or omissions that have occurred prior to the date hereof related with or arising from the Settlement Controversies and with the matter or facts related therewith, including, without limitation, any judicial, administrative and any other decisions of whatever nature.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     3.8 Additional Documents and Acts.
     (a) The Parties shall enter into and deliver the additional documents and carry out the subsequent acts that are necessary in order to carry out and give force and effect to the provisions of this Clause Three.
     (b) Each of Kansas and Ferromex agrees to carry out all necessary and/or desirable acts and actions in order for the Kansas Parties and the Ferromex Parties, respectively, to perform any acts or actions required to carry out and give force and effect to what is established in this Clause Three.
     Clause Four.Management of Future Traffic.
     4.1 Future Traffic.
     (a) Upon the execution of this Agreement the provisions hereof shall apply to all Railroad Equipment of the Parties on the Subject Trackage of the other Party, unless otherwise agreed in writing by the President of Kansas and the Chief Executive Officer of Ferromex; provided, however, that any operational issues arising from the implementation of Sections 5.4, 5.5, 5.6 and 5.7 shall be subject to the Transition Period provisions stated in Section 12.3.
     (b) [****]
     4.2 Additional Documents and Acts.
     (a) The Parties shall execute and deliver the additional documents and shall perform the subsequent acts that may be necessary in order to carry out and give force and effect to the provisions of this Clause Four.
     (b) Each of Kansas and Ferromex agrees to carry out all necessary and/or desirable acts and actions now or in the future in order for the Kansas Parties and the Ferromex Parties, respectively, to perform any acts or actions required to carry out and give force and effect to what is established in this Clause Four.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     Clause Five. Trackage Rights.
     5.1 Ferromex Rates.
     (a) Except as otherwise expressly agreed in this Agreement, from and after January 1, 2010, [****] using the trackage rights that correspond to Kansas pursuant to this Agreement, the Kansas Concession Title, the Ferromex Concession Title and/or otherwise, as adjusted pursuant to Section 5.8(c) of this Agreement.
     (b) The Parties agree that for trackage rights used by Kansas between January 1, 2009, and January 1, 2010, [****].
     5.2 Kansas Rates.
     (a) Except as otherwise expressly agreed in this Agreement, from and after the execution date of this Agreement, Kansas shall have the right to charge Ferromex and Ferromex shall have the obligation to pay to Kansas, a rate of [****] using the trackage rights that correspond to Ferromex pursuant to this Agreement, the Kansas Concession Title, the Ferromex Concession Title and/or otherwise, as adjusted pursuant to Section 5.8(c) of this Agreement.
     (b) The Parties agree that for trackage rights used by Ferromex between January 1, 2009, and January 1, 2010, the above mentioned rate shall be [****].
     5.3 Acknowledgment. The Parties hereby acknowledge the validity, in terms of Article 36 of the Railroad Service Law, of the agreements reached with respect to the rates that from now on they shall pay each other for trackage rights pursuant to Sections 5.1 and 5.2 above. In such respect they agree not to petition the Ministry to make any determination of rates in such regard under said Article 36 of said Railroad Service Law or otherwise.
     5.4 Trackage Rights granted to Ferromex at Monterrey.
     (a) Subject to the terms and conditions herein provided, including the specific instructions given by the Kansas dispatcher on a case by case basis and by means of payment of the general rate referred to in Section 5.2 above, Kansas hereby grants to Ferromex, pursuant to first paragraph of Article 36 of the Railroad Service Law, trackage rights over the segments of Kansas Trackage indicated in the following paragraphs of this Section 5.4 and as further detailed in Appendix 1 attached hereto.
     (b) Trackage Rights to Guerrero Facility. Kansas hereby grants Ferromex a limited trackage right to serve the Guerrero Facility in the Monterrey Access Zone, including the right to serve any future User operating that facility. Ferromex’s access to the Guerrero Facility is limited to the following route, which is further described in Appendix 1: [1] from Line M KP 524+000 through Kansas’ Monterrey Terminal on tracks designated by Kansas local supervision to Line BI KP 2+300; and [2] from Line BI KP 2+300 to the north wye connection at Line BI KP

2+290; [3] over the north wye connection to Line BMA KP 0+244; [4] from Line BMA KP 0+244 to the connection with the Former Line F at Line BMA KP 0+640 and Former Line F KP 0+000; [5] from Former Line F KP 0+000 to and including the switch accessing the Guerrero Facility at Former Line F KP 2+275.90.
     (c) Certain Exclusions. For the avoidance of doubt, Ferromex will not have access through trackage rights to any facilities within the Monterrey Access Zone, other than to (x) the Guerrero Facility identified in paragraph (b) above and, (y) any New Ternium Facility as provided under paragraph (f) of this Section 5.4. For further clarification and for the avoidance of doubt, the following facilities, currently operated by Ternium or an Affiliate of Ternium and that are currently being served by Kansas shall not ever qualify as a New Ternium Facility, and Ferromex shall not be allowed to serve them through trackage rights: (i) the facility known as “Churubusco” located at Former Line M KP 2+535.58 and Line F KP 2+836.93; (ii) the facility known as “Juventud” located at Former Line F 4+571.50; and (iii) the facility known as “Ternium Norte” located at Line F KP 9+734.00. The naming of specific facilities in the immediately preceding sentence is not a limitation on the exclusion stated in the first sentence of this paragraph.
     (d) Capacity. Under the trackage right granted under paragraph (b) above, Ferromex shall not tender, and Kansas shall not be obligated to accept, Trains that exceed the capacity of the Guerrero Facility or that in any other manner may unreasonably congest Kansas Trackage; provided, however, that to the extent such congestion occurs, Kansas shall seek to provide if possible an alternative route for Ferromex to be able to access the Guerrero Facility as determined by the Kansas dispatcher on a case by case basis and in a non-discriminatory basis.
     (e) Switching to the Guerrero Facility. Should Ferromex choose to serve the Guerrero Facility by means of switching services by Kansas, Kansas will provide switching service for Ferromex to the Guerrero Facility under the terms and conditions specified in Section 5.4(h) and Clause Seven, below.
     (f) New Facilities of Ternium. Kansas will also grant Ferromex access through trackage rights to serve other facilities acquired by Ternium (or an Affiliate controlled by Ternium) after the execution of this Agreement and that are located within the Monterrey Access Zone, after the following process has been completed:
(i)	Ferromex must notify to Kansas the existence of the new facility owned by the relevant Ternium Affiliate (the “New Ternium Facility”). This notice shall include: (a) the precise location of the New Ternium Facility that Ferromex requests to access; (b) the name of the Ternium Affiliate that owns the New Ternium Facility; and (c) reasonable evidence that the Affiliate company in question is controlled by Ternium and that the New Ternium Facility is owned by said Affiliate;

(ii)	Once the documentation has been received by Kansas, Kansas shall have 20 (twenty) business days to review said documents and meet with representatives of Ferromex to solve any questions that Kansas’ may have in connection with the aforementioned notice and/or the New Ternium Facility;

(iii)	If Kansas is satisfied with the evidence delivered by Ferromex in accordance with paragraph (i) above and/or the documents and information generated or delivered in the meetings held in accordance with paragraph (ii) above, Kansas will deliver Ferromex a notice indicating its satisfaction with said evidence and the institution of the trackage rights (which notice may not be unreasonably withheld);

(iv)	The rate payable by Ferromex for the trackage rights that, in its case, are granted under this paragraph (f), will be the general rate set forth in Section 5.2 as increased in accordance with this Agreement;

(v)	The trackage rights to the New Ternium Facility: (a) will only begin after the New Ternium Facility has started operations and Kansas has delivered the notice referred in paragraph (iii) above; and (b) will cease once the New Ternium Facility stops being owned by a Ternium Affiliate, unless either one of the following requisites are met, in which case the trackage right to that specific New Ternium Facility shall remain in full force and effect until the expiration of this Agreement:
[a]	That Ternium (or an Affiliate thereof) has owned the New Ternium Facility in question during the five (5) years immediately preceding the sale or transfer of said New Ternium Facility by Ternium (or an Affiliate thereof); or

[b]	Kansas is evidenced that the purchaser of the relevant New Ternium Facility acted independently from Ferromex and its Affiliates and is a Person who is not an Affiliate of Ferromex and the capital stock of which is not owned in 5% or more by Ferromex or an Affiliate thereof. For these purposes, it shall be considered reasonable evidence if Ferromex delivers, promptly following a sale or transfer of the New Ternium Facility in question, an officer’s certificate stating that the relevant purchaser is not an Affiliate of Ferromex and that its capital stock is not owned, in 5% or more, by Ferromex or an Affiliate thereof.
(vi)	Any trackage rights granted under this section 5.4(f) will not grant Ferromex trackage rights or any other form of rights to serve any facility other than the New Ternium Facility, in the understanding that this provision does not affect the provision set forth in paragraph (h) of this Section 5.4 with respect to switching services;

(vii)	Any trackage rights granted under this Section 5.4(f) would be subject to the specific instructions granted by the Kansas dispatcher on a case by case basis;

(viii)	If and to the extent Ferromex complies with the conditions set forth in this Clause 5.4(f) and obtains trackage rights to a New Ternium Facility that is located within the Monterrey Access Zone on trackage different to the Former M, BMA and Former F Lines, Kansas shall have the right to get trackage rights pursuant to Section 5.7(d) to a New Altamira Facility; and

(ix)	To the extent that there are any trackage rights granted in the future pursuant to this paragraph (f), Ferromex shall not tender, and Kansas shall not be obligated to accept, Trains that exceed the capacity of the New Ternium Facility or that in any other manner may unreasonably congest Kansas Trackage; provided, however, that to the extent such congestion occurs, Kansas shall seek to provide if possible an alternative route for Ferromex to be able to access the New Ternium Facility as determined by the Kansas dispatcher on a case by case basis and in a non-discriminatory basis;
     (g) Certain Clarifications. For the avoidance of doubt, Ferromex also has a limited trackage rights under the N-1 trackage right to connect its trackage between Torreón and Tampico and trackage rights to reach the Interchange tracks in Kansas’ Monterrey Yard designated by Kansas supervisors from time to time. Ferromex access is limited to the route: [1] from Line M KP 500+000 to Line M KP 524+000; and [2] from Line M KP 524+000 to Line M 528+000 pursuant to the N-1 trackage right, as more specifically described in Appendix 1.
     (h) General Rules. Except for the trackage rights provided in paragraph 5.4(b) above, and in its case under Section 5.4(f), the Parties agree that any service by Ferromex to Users in the Monterrey Access Zone shall be provided by means of switching services that Kansas has agreed to provide to Ferromex in the Monterrey Access Zone, under the terms of and through payment of the rate referred to, in Clause Seven below; provided that: (x) if Kansas constructs the Monterrey Adaptation, the Interchange of Equipment between Kansas and Ferromex for said switching services to and from Users in the Monterrey Access Zone shall be made on the Monterrey Adaptation, and (y) until the Monterrey Adaptation is constructed, as the case may be, Interchange of Equipment for said switching shall be made at Interchange tracks in Kansas’ Monterrey Terminal designated by Kansas supervisors from time to time. If Kansas constructs the Monterrey Adaptation for the Interchange of Equipment between Kansas and Ferromex for said switching services to and from Users in the Monterrey Access Zone, said Interchange track shall be 2,600 meters long. After construction of the Monterrey Adaptation is completed, if Ferromex and Kansas agree that additional Interchange capacity is needed at that location, the Parties shall divide between them equally the cost of extending the Monterrey Adaptation. For the avoidance of doubt, Kansas is not bound to build the Monterrey Adaptation referred to in this paragraph.
     5.5 Long Trackage Right.
     (a) Subject to the terms and conditions herein provided, including the specific instructions given by the Kansas dispatcher on a case by-case basis (which instructions shall not alter the rights or responsibilities of the Parties set forth in this Section 5.5), Kansas hereby grants to Ferromex, pursuant to first paragraph of Article 36 of the Railroad Service Law, by means of payment of the general rate referred to in Section 5.2 above, trackage rights over the segments of Kansas Trackage indicated in the following paragraphs of this Section 5.5.
     (b) Definition and Extent of the Long Trackage Right. Ferromex shall have a trackage right over Lines B and BC, between Ramos Arizpe at Line B KP 929+007 (= Ferromex’s Line R 424+650) to Line B’s junction with Line BC, and on Line BC from that junction to Viborillas at Line BC KP 8+756, as further described in Appendix 1 hereto (the

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
“Long Trackage Right”). For the avoidance of doubt, the Parties recognize that the Long Trackage Right includes the Line BS. Nonetheless, Kansas shall have the right to use the Line BS at its operating discretion to serve Ferromex overhead trains using the Long Trackage Right.
     (c) Rules and Restrictions. In addition to the terms and conditions of the trackage rights further detailed elsewhere in this Agreement, the Parties hereby acknowledge and agree that the use of Long Trackage Right is subject to the following restrictions and limitations:
(i)	[****]

(ii)	[****]

(iii)	[****]

(iv)	[****]

(v)	[****]

(vi)	[****]

(vii)	[****]

(viii)	[****]
     (d) Number of Trains entering the Long Trackage Right. From the execution date of this Agreement and until January 31, 2011, [****]:
(i)	[****]

(ii)	In accordance with the above, the formula to determine the average number of Ferromex Trains that Kansas is obligated to accept in any calendar year after the year 2010, shall be the following:
[****]
Where:

[****]

(iii)	Within the first 10 (ten) business days of January of 2011, and thereafter within the first 10 (ten) business days of every month of January following the year 2011 during which this Agreement is in force, Kansas shall deliver to Ferromex a notice indicating the number of daily Ferromex Trains that Kansas in good faith believes its obligated to accept entering the Long Trackage Right. This notice

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
shall be accompanied by the calculations made by Kansas to arrive to said number in accordance with the preceding paragraph;
(iv)	Within the following 10 (ten) business days after receipt of the notice referred to in the preceding paragraph, Ferromex shall notify Kansas if Ferromex agrees or not with the calculations made therein. If no notice is made by Ferromex within such period, it shall be understood that Ferromex accepts the calculations made by Kansas;

(v)	If Ferromex disagrees with Kansas’ calculations, the notice indicating its disagreement shall indicate the total number of daily Trains that Ferromex in good faith believes that Kansas is obligated to accept during the then current calendar year and the basis for such calculation. The disagreement, will be submitted to the Committee referred to in Clause Twelve hereof. The Committee shall convene to address the matter within 20 (twenty) business days after the objections from Ferromex were delivered to Kansas;

(vi)	If, within 20 (twenty) business days after the objections from Ferromex were delivered to Kansas, the Committee: (a) does not meet; or (b) having met, fails to issue a unanimous resolution setting forth the number of daily Ferromex Trains that Kansas in good faith believes its obligated to accept entering the Long Trackage Right for the then current calendar year, either Party may submit the matter to Gálaz, Yamazaki, Ruíz Urquiza, S.C. (or any other Affiliate of Deloitte Touche Tomatsu, providing accounting services in the UMS), whose resolution on the subject will be conclusive and binding, and the number of daily Ferromex Trains that Kansas its obligated to accept entering the Long Trackage Right set forth in said resolution shall be conclusive and binding;

(vii)	The calculations of the number of daily Ferromex Trains that Kansas its obligated to accept entering the Long Trackage Right shall be in force from February 1 of the calendar year in which they are made, to February 1 of the following calendar year. In case there are any disagreements regarding the calculations made by Kansas from Ferromex, the calculations made by Kansas shall be applicable while the matter is resolved by the Committee or Gálaz, Yamazaki, Ruíz Urquiza, S.C. (or any other Affiliate of Deloitte Touche Tomatsu, providing accounting services in the UMS), as the case may be;

(viii)	If on a given calendar year Kansas does not send the notice mentioned in the preceding paragraph (i), [****]. The objection shall be filed by delivering the notice referred to in paragraph (iv) above and thereafter the process would follow as if Kansas would have delivered the notice mentioned in paragraph (i) above; and

(ix)	At any point in the process, Kansas and Ferromex may agree in writing to the number of Trains entering the Long Trackage Right for that calendar year.
     (e) Re-crewing. With respect to the Long Trackage Right, Kansas and Ferromex currently anticipate that it will ordinarily be necessary to re-crew Ferromex Trains in order for them to complete their transit of the Long Trackage Right. Re-crewing of the Ferromex Trains using the Long Trackage shall be subject to the following:
(i)	Ferromex shall, immediately prior to its Train accessing the Subject Trackage of the Long Trackage Right, assure that the members of that Train’s crew have a minimum of 10 (ten) hours of service remaining available under law and confirm such hours of service remaining available under law to Kansas’ train dispatcher before entering the Long Trackage Right;

(ii)	When it is necessary for Ferromex trains to be re-crewed while transiting the Long Trackage Right, the Kansas train dispatcher has sole authority for determining the location at which the Train will be re-crewed and for notifying the designated Ferromex supervisor of the Train’s estimated arrival time at that location, which shall be done with at least 6 (six) hours in advance before Ferromex’s Train is scheduled to arrive at that location. The Kansas train dispatcher will designate re-crewing locations as close to the municipality of San Luis Potosi as is, in that dispatcher’s reasonable operating discretion, operationally feasible; in the understanding that if the re-crewing siding referred to in paragraph (v) below is built by Ferromex, the re-crewing of Ferromex’s Trains would take place on that siding on a regular basis, except that Kansas may direct said re-crewing to occur at some other location for operational reasons not in the ordinary course of business at Kansas’ reasonable operating discretion and for the benefit of both Parties;

(iii)	To minimize delays, Ferromex will employ its best efforts to have each re-crew crew available for duty at the re-crewing location on the Long Trackage Right designated by the Kansas dispatcher and ready to depart by the Ferromex Train’s estimated arrival time provided by the Kansas dispatcher. Ferromex shall assure that the members of its re-crew crew have sufficient hours of service remaining available under law to allow Ferromex’s Train to move the entire remaining length of the Long Trackage Right without Ferromex’s Train re-crewing again;

(iv)	If a Ferromex Train is not ready to depart from the Kansas -designated re-crewing location on the Long Trackage Right within 120 (one hundred and twenty) minutes after the Ferromex Train’s actual arrival time at that location, as measured by the lapse of time between the arrival time recorded by the train dispatcher and the ready to depart time reported to the train dispatcher by the Ferromex crew, the re-crew will be counted as a failure. [****]

(v)	The Parties agree that Ferromex has the option to have constructed at its own cost, or pay for, a siding for the re-crewing referred to in this paragraph (e), which shall be subject to the following:

[a]	The siding shall be built in a location mutually agreed to by Ferromex and Kansas;

[b]	The construction of the siding shall be made by Kansas or a contractor submitted by Ferromex and approved in writing by Kansas;

[c]	Before commencing construction of the siding, Ferromex shall submit to Kansas a copy of the executive project (proyecto ejecutivo) of the siding, which shall be approved by Kansas, in the understanding that Kansas may request changes to said executive project (proyecto ejecutivo) in order to accommodate for specific technical requirements or compliance with the Applicable Framework;

[d]	Construction of the siding must be completed within the time frame agreed to by the Parties, in the understanding that Kansas may inspect the construction site from time to time;

[e]	Ferromex shall be responsible for obtaining and complying with any and all approvals from any Governmental Authority that is required to construct and operate the siding, in the understanding that Kansas will cooperate with Ferromex in obtaining said Governmental Approval;

[f]	Any land lots that are required to be purchased for the siding, shall be paid for by Ferromex;

[g]	The materials employed in the construction of the siding shall be of the characteristics and quality reasonably required by Kansas in order to comply with the Applicable Framework;

[h]	Ferromex shall be responsible for paying all costs associated with the security of the workers engaged in the construction of the siding;

[i]	The siding shall be used as a re-crewing point in the Long Trackage Right, in the understanding that under no circumstance may Ferromex: (a) install crew change facilities at the siding (other than locker rooms); (b) build any connection to the siding, other than to the Long Trackage Right and in strict compliance with any requirements indicated by Kansas;

[j]	The siding must be at least 3,000 (three thousand) meters long;

[k]	After the construction of the siding is completed and it has received all required approvals from the competent Governmental Authorities, the siding shall become part of Kansas’ Subject Trackage, in the understanding that Ferromex shall, at its sole cost and expense and in its own discretion, maintain and make necessary repairs to said siding.
     5.6 Trackage Rights to Ferromex; Access to Monterrey By-Pass.

     (a) In the event that Ferromex builds and operates the Monterrey By-Pass, Kansas hereby and as of this moment grants to Ferromex a trackage right, between Line F KP 43+842 (= Line MF KP 17+755) and Line F KP 20+700 and between Line BF KP 39+658 (= Line B KP 1038+323) and Line BF KP 35+876 (= Line M KP 535+811), as further described in Appendix 1, in order for Ferromex to access the Monterrey By-Pass with Ferromex’s Trains exclusively for the purposes described in 5.6(b) and (c) below. Ferromex may begin to use such trackage right only after the construction of the Monterrey By-Pass effectively begins, and only if Ferromex did provide Kansas with a written notice indicating its intention to begin construction of the Monterrey By-Pass at least 90 (ninety) days before construction is scheduled to commence.
     (b) If construction of the Monterrey By-Pass is not completed within 24 (twenty four) months of Ferromex’s first Train moving on said trackage right, said trackage right shall cease until such time as the entire the Monterrey By-Pass has been completed.
     (c) Until such time as the entire Monterrey By-Pass has been completed and Kansas’ trackage right on the completed Monterrey By-Pass takes effect, which right is granted in Section 5.7(b) of this Agreement, takes effect, the trackage right granted in this Section 5.6 shall only be used by Ferromex for transporting materials and equipment that will actually and only be used in construction of the Monterrey By-Pass; in the understanding that Ferromex will not be able to use this trackage right for more than 3 (three) Trains and/or Tractive Equipment on any calendar day. Thereafter, Ferromex may use said trackage right only for overhead traffic movements between the Monterrey By-Pass and lines granted to Ferromex in its Concession Title (but not including any line on which trackage rights are granted to Ferromex in the Ferromex Concession Title). For the avoidance of doubt, the immediately preceding sentence means that Ferromex may not use the trackage right granted in Section 5.7(b) to handle Local Traffic in the Subject Trackage over which such trackage right is granted.
     (d) Ferromex may not use the trackage right referred to in this Section 5.6 to serve Local Traffic in the Subject Trackage over which such trackage right is granted or to transport any shipment between a point of origin or destination located at an intermediate point between Line F KP 43+842 (= Line MF KP 17+755) and Line F KP 20+700 and between Line BF KP 39+658 (= Line B KP 1038+323) and Line BF KP 35+876 (= Line M KP 535+811) including but not limited to Pesquería nor to any User within the Monterrey Access Zone.
     5.7 Trackage Rights to Kansas.
     (a) Subject to the terms and conditions herein provided, including the specific instructions given by the Ferromex dispatcher on a case-by-case basis (which instructions shall not alter the rights or responsibilities of the Parties set forth in this Section 5.7), Ferromex hereby grants Kansas, pursuant to first paragraph of Article 36 of the Railroad Service Law, by means of payment of the general rate referred to in section 5.1 above, trackage rights over the following segments of the Ferromex Trackage referenced in the following paragraphs and further detailed in Appendix 1 attached hereto.
     (b) Monterrey By-Pass. In the event that Ferromex builds and operates the Monterrey By-Pass, Ferromex hereby and as of this moment grants Kansas a trackage right over the Monterrey By-Pass, in order to allow Kansas to avoid entering congested portions of the City of

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
Monterrey. Said rights shall not allow Kansas to handle any Local Traffic by delivering to or picking up any shipments for any User at any point on the Monterrey By-Pass.
     (c) Guadalajara Access Zone. Ferromex hereby and as of this moment grants Kansas a trackage right over Line A, Line I and Line T, between Mariscala (at Line A KP 263+922) and Guadalajara (at Line T KP 1740+346) as further identified in Appendix 1, to and/or from the Guadalajara Access Zone, in accordance with the following:
(i)	Number of Trains. From the execution date of this Agreement and until January 31, 2011, [****]:
[a]	[****]

[b]	[****]
[****]
Where:

[****]
[c]	Within the first 10 (ten) business days of January of 2011, and thereafter within the first 10 (ten) business days of every month of January following the year 2011 during which this Agreement is in force, Ferromex shall deliver to Kansas a notice indicating the number of daily Kansas Trains that Ferromex in good faith believes its obligated to accept entering this trackage right. This notice shall be accompanied by the calculations made by Ferromex to arrive to said number in accordance with the preceding paragraph;

[d]	Within the following 10 (ten) business days after receipt of the notice referred to in the preceding paragraph, Kansas shall notify Ferromex if Kansas agrees or not with the calculations made therein. If no notice is made by Kansas within such period, it shall be understood that Kansas accepts the calculations made by Ferromex;

[e]	If Kansas disagrees with Ferromex’s calculations, the notice indicating its disagreement shall indicate the total number of daily Trains that Kansas in good faith believes that Ferromex is obligated to accept during the then current calendar year and the basis for such calculation. The disagreement, will be submitted to the Committee referred to in Clause Twelve hereof.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
The Committee shall convene to address the matter within 20 (twenty) business days after the objections from Kansas were delivered to Ferromex;

[f]	If, within 20 (twenty) business days after the objections from Kansas were delivered to Ferromex, the Committee: (a) does not meet; or (b) having met, fails to issue a unanimous resolution setting forth the number of daily Kansas Trains that Ferromex is obligated to accept entering the Long Trackage Right for the then current calendar year, either Party may submit the matter to Gálaz, Yamazaki, Ruíz Urquiza, S.C. (or any other Affiliate of Deloitte Touche Tomatsu, providing accounting services in the UMS), whose resolution on the subject will be conclusive and binding, and the number of daily Kansas Trains that Ferromex is obligated to accept entering this trackage right set forth in said resolution shall be conclusive and binding;

[g]	The calculations of the number of daily Kansas Trains that Ferromex is obligated to accept entering the Long Trackage Right shall be in force from February 1 of the calendar year in which they are made, to February 1 of the following calendar year. In case there are any disagreements regarding the calculations made by Ferromex from Kansas, the calculations made by Kansas shall be applicable while the matter is resolved by the Committee or Gálaz, Yamazaki, Ruíz Urquiza, S.C. (or any other Affiliate of Deloitte Touche Tomatsu, providing accounting services in the UMS), as the case may be;

[h]	[****]

[i]	At any point in the process, Kansas and Ferromex may agree in writing to the number of Trains entering this trackage right for that calendar year.
(ii)	Certain Rules and Clarifications. For the avoidance of doubt, a Kansas Train may enter and exit the trackage right granted in this Section 5.7(c) to deliver directly to, or to pick up directly from, industries and/or Users located within the Guadalajara Access Zone above only if all of the Cars in the Kansas Train are to be delivered to, or were picked up from, the same industry and/or User.

(iii)	Switching Services. If a Kansas Train entering the trackage right granted in this Section 5.7(c) at Mariscala (at Line A KP 263+922) includes Cars destined to more than one industry and/or User located within the Guadalajara Access Zone, or if Kansas notifies Ferromex that Kansas wishes to move Cars tendered for rail movement at more than one industry and/or User located within the Guadalajara Access Zone to exit this trackage right at Mariscala (at Line A KP 263+922) using

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
a single Kansas Train, Ferromex shall provide switching services to Kansas to deliver the Cars to or to pick up the Cars from more than one industry and/or User located within the Guadalajara Access Zone, and shall Interchange such Cars with Kansas at the Guadalajara Terminal on the tracks designated by the Ferromex train dispatcher from time to time. Said switching services shall be provided under the terms of and through payment of the rate referred to, in Clause Seven below.

(iv)	Cross Border Traffic. This trackage right shall not be used to handle any cross-border traffic, which is any traffic moved across the border between the UMS and the United States of America by rail and that has final origin or destination outside of the UMS. In addition to traffic billed directly to or from a country outside the UMS, this provision also precludes moving traffic over the Subject Trackage which has an initial origin or final destination in the United States of America or Canada and that moves on Rule 11 rates and/or which is re-billed at an international border.

(v)	Tractive Equipment at the Guadalajara Terminal. With respect to this trackage right, Kansas and Ferromex currently anticipate that it will ordinarily be necessary for Kansas’ Tractive Equipment to remain at the Guadalajara Terminal. To this end, Ferromex will allow for Kansas’ Tractive Equipment to remain at the Guadalajara Terminal until those units are ready and re-crewed and prepared to be sent out of the Guadalajara Terminal; in accordance with the following:
[a]	Until such time as the siding or facility referred to below is built, [****]

[b]	The Parties agree that Kansas has the option to have constructed at its own cost, or pay for, a siding or other form of facility to store, re-crew and otherwise prepare its units of Tractive Equipment, which shall be subject to the following:
(1)	The siding or other form of facility shall be built in a location mutually agreed to by Ferromex and Kansas;

(2)	The construction of the siding shall be made by Ferromex or a contractor submitted by Kansas and approved in writing by Ferromex;

(3)	Before commencing construction of the siding or facility, Kansas shall submit to Ferromex a copy of the executive project (proyecto ejecutivo) of the siding or facility, which shall be approved by Ferromex, in the understanding that Ferromex may request changes to said executive project (proyecto ejecutivo) in order to accommodate for specific technical requirements or compliance with the Applicable Framework;

(4)	Construction of the siding or facility must be completed within the time frame agreed to by the Parties, in the understanding that Ferromex may inspect the construction site from time to time;

(5)	Kansas shall be responsible for obtaining and complying with any and all approvals from any Governmental Authority that is required to construct and operate the siding or facility, in the understanding that Ferromex will cooperate with Kansas in obtaining said Governmental Approval;

(6)	Any land lots that are required to be purchased for the siding or facility, shall be paid for by Kansas;

(7)	Kansas shall be responsible for paying all costs associated with the security of the workers engaged in the construction of the siding or facility;

(8)	The materials employed in the construction of the siding or facility shall be of the characteristics and quality reasonably required by Ferromex in order to comply with the Applicable Framework;

(9)	The siding or facility shall be used as a point to re-crew, store and prepare Kansas’ Tractive Equipment at Guadalajara in the understanding that Ferromex may direct said re-crewing, storage and preparation at a different location within the Guadalajara Terminal for operational reasons and for the benefit of both Parties;

(10)	The siding or facility must have sufficient capacity to hold at least 5 (five) units of Tractive Equipment of Kansas;

(11)	Under no circumstance may Kansas install crew change facilities at the siding (other than locker rooms);

(12)	After the construction of the siding or facility is completed and it has received all required approvals from the competent Governmental Authorities, the siding shall become part of Ferromex’s Subject Trackage, in the understanding that Kansas shall, at its sole cost and expense and in its own discretion, maintain and make necessary repairs to said siding or facility; and

(13)	Once the siding or facility has been built and may be operated in accordance with the Applicable Framework, there will be no charge by Ferromex for any of Kansas’ Tractive Equipment held in said siding or facility; provided that if Ferromex directs said re-

crewing, storage and preparation to be made at a different location within the Guadalajara Terminal for operational reasons as provided in paragraph (9) above, there will be no charge by Ferromex for holding the corresponding Kansas’ Tractive Equipment outside of said siding or facility.
     (d) Altamira. Ferromex hereby and as of this moment grants Kansas a trackage right over Line MB KP 0+000 to Line MB KP 19+800 and over the tracks that are necessary to reach the Altamira Facilities to provide freight transportation service originating at and/or bound to the Altamira Facilities, including the right to serve any future User operating the corresponding facility. This trackage right shall also be governed by the following:
(i)	Capacity. Under the trackage right granted under this paragraph (d), Kansas shall not tender, and Ferromex shall not be obligated to accept, Trains that exceed the capacity of the Altamira Facilities or that in any other manner may unreasonably congest Ferromex Trackage; provided, however, that to the extent such congestion occurs, Ferromex shall seek to provide if possible an alternative route for Kansas to be able to access the Altamira Facility as determined by the Ferromex dispatcher on a case by case basis and in a non-discriminatory basis;

(ii)	Switching to the Altamira Facilities. Should Kansas choose to serve the Altamira Facilities (including the right to serve any future User operating the corresponding facility) by means of switching services by Ferromex, Ferromex will provide switching service for Kansas to the Altamira Facilities under the terms and conditions specified in Clause Seven, below;

(iii)	Certain Exclusions. For the avoidance of doubt, Kansas does not have trackage rights at the Port of Altamira except as described in this Section 5.7(d); and

(iv)	New Altamira Facilities. To the extent Ferromex obtains trackage rights pursuant to Section 5.4(f) hereof to a New Ternium Facility located within the Monterrey Access Zone on trackage different to the Former M, BMA and Former F Lines, Kansas shall be entitled to obtain trackage rights to one (1) New Altamira Facility per each such New Ternium Facility located within the Monterrey Access Zone on trackage different to the Former M, BMA and Former F Lines, in the understanding that:
[a]	The right from Kansas shall begin upon Kansas delivering to Ferromex the notice referred to in Section 5.4(f)(iii), in the understanding that Kansas shall deliver a notice to Ferromex indicating the facility that it intends to serve upon Kansas deciding which facility would that be;

[b]	The rate payable by Kansas for the trackage rights that, in its case, are granted under this paragraph (iv), will be the general rate set forth in Section 5.1 as increased in accordance with this Agreement;

[c]	Any trackage rights granted under this Section 5.7(d)(iv) will not grant Kansas trackage rights or any other form of rights to serve any facility other than the New Altamira Facility, in the understanding that this provision does not affect the provision set forth in paragraph (ii) of this Section 5.7(d) with respect to switching services;

[d]	Any trackage rights granted under this Section 5.7(d)(iv) would be subject to the specific instructions granted by the Ferromex dispatcher on a case by case basis;

[e]	To the extent that there are any trackage rights granted in the future pursuant to this Section 5.7(d)(iv), Kansas shall not tender, and Ferromex shall not be obligated to accept, Trains that exceed the capacity of the New Altamira Facility or that in any other manner may unreasonably congest Ferromex Trackage; provided, however, that to the extent such congestion occurs, Ferromex shall seek to provide if possible an alternative route for Kansas to be able to access the New Altamira Facility as determined by the Ferromex dispatcher on a case by case basis and in a non-discriminatory basis; and

[f]	For the purposes hereof, a “New Altamira Facility” means a facility located within the territory of, or land owned or managed by, the Administración Portuaria Integral de Altamira, S.A. de C.V.
     (e) Certain Clarifications. For the avoidance of doubt, Kansas also has trackage rights over Line M, between Line M KP 4+128 (= Line L KP 672+419) and Line M KP 27+571 pursuant to the PN-10 trackage right, for Kansas’ Trains consisting of Cars that are to be delivered to, or picked up from, the same industry and/or User including:
(i)	all rail freight traffic originating in and/or bound for the Árbol Grande, Miramar and Altamira Stations;

(ii)	any industry and/or User currently or in the future located within the area comprised between Line M KP 4+128 (= Line L KP 672+419) and Line M KP 27+571; and

(iii)	any industry and/or User connected to Section 5.7(e)(i or ii) above, whether directly and/or through auxiliary or secondary tracks, siding, escape tracks, spurs, yard tracks, and/or cortavías.
     (f) Aguascalientes. Ferromex hereby and as of this moment:
(i)	grants Kansas a trackage right between Line A KP 574+000 and Line A KP 599+320 (= Line L KP 14+320) to provide railroad services to the Nissan Facility and any future User operating such facility;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
(ii)	agrees to provide switching services to Kansas to deliver Cars to or to pick up Cars from any industry and/or User located within the Aguascalientes Access Zone, and agrees to Interchange such Cars with Kansas on the north wye connection from Line L KP 14+783 (= Line A KP 599+783) to connection with siding located in Line A KP 599+735 (as further identified in Appendix 1). Said switching services shall be provided under the terms of and through payment of the rate referred to, in Clause Seven below; and

(iii)	agrees that Kansas may build at its own cost and expense any improvements that Kansas deems convenient to increase the capacity or characteristics of Kansas’ Trackage in the vicinity of the Aguascalientes Access Zone, at the location agreed upon with Ferromex (which consent may not be unreasonably withheld), and after such improvements have been completed, Ferromex agrees that the Interchange point referred to in paragraphs (ii) and (iii) above shall be changed to that location if so requested by Kansas in writing.
     5.8 General Provisions on Rates.
     (a) Value Added Tax. The rates payable in connection with the trackage rights mentioned in this Clause Five shall be added with the applicable value added tax.
     (b) Billing Terms and Conditions. The terms and conditions of the conciliation, invoicing, revision and payment of the rates referred to in this Clause Five shall be those detailed in Clause Eleven of this Agreement, and amended as mutually agreed upon by the authorized representatives of the Parties hereto from time to time.
     (c) [****]
     5.9 General Terms and Conditions of the Trackage Rights.
     (a) The trackage rights that the Parties grant to one another hereunder are further subject to the following terms and conditions set forth in the following paragraphs.
     (b) Subject to the rest of the terms and conditions provided in this Agreement, Subject Trackage User shall have the non-exclusive right to use the Subject Trackage for the operation of its Railroad Equipment, Tractive Equipment and Dragged Equipment in its account (collectively “Equipment”) over the Subject Trackage, all subject to the terms and conditions contained herein, in common with Subject Trackage Owner and such other railroad company or companies as Subject Trackage Owner has heretofore admitted or may hereafter at any time in the future admit to the joint use of all or any part of the Subject Trackage; provided, however, that Subject Trackage Owner may not admit to the Subject Trackage after, the execution date of this Agreement, any other railroad company or companies whose use of the Subject Trackage will impair the quality or viability of Subject Trackage User’s access granted in this Agreement.

     (c) Subject Trackage User shall, in good faith, use the Subject Trackage owned by Subject Trackage Owner pursuant to, perform all acts required by applicable law to transit and operate over the Subject Trackage owned by Subject Trackage Owner in accordance with, and shall perform all operation over the Subject Trackage in strict compliance with, the requirements of this Agreement and the Applicable Framework.
     (d) Immediately prior to accessing the Subject Trackage, Subject Trackage User shall assure that its Tractive Equipment has sufficient fuel in its fuel tanks to move its entire Train the entire length of the Subject Trackage on which the Train is to operate without Subject Trackage User’s Train needing refueling.
     (e) Except with respect to operation of the Long Trackage Right (for which specific rules are provided in Section 5.5(e)), Subject Trackage User shall, immediately prior to accessing the Subject Trackage, assure that the members of its train crew have sufficient hours of service remaining available under law to allow Subject Trackage User’s Train to move the entire length of the Subject Trackage on which the Train is to operate without Subject Trackage User’s Train re-crewing.
     (f) Any use of the Subject Trackage by Subject Trackage User other than the use agreed upon in this Agreement is prohibited unless authorized in a writing executed by a duly authorized officer of the Subject Trackage Owner or by means of any detour or reroute agreement executed by both Parties after the execution date of this Agreement.
     (g) It is understood and agreed that in addition to the foregoing limitations, Subject Trackage User shall not have the right, except as specifically provided in this Clause Five, to:
(i)	Exit the section comprised by the trackage right in question at a point other than the opposite end of such trackage right; provided that this limitation shall not be applicable in those cases in which this Clause Five specifically provides that the Subject Trackage User shall have the right to serve industry and/or Users located within the trackage right in question; or,

(ii)	Set out, pickup, store or switch upon the Subject Trackage, or any part thereof, except as necessary for handling Equipment that is bad ordered en route, unless otherwise provided in this Agreement or agreed upon in writing by the operating departments of both Parties; or,

(iii)	Serve any industry, customer facility, intermodal or automotive facility, storage, team or house track now existing or constructed in the future along the Subject Trackage, provided that this limitation shall not be applicable in those cases in which this Clause Five specifically provides that the Subject Trackage User shall have the right to serve industry and/or Users located within the trackage right in question; or,

(iv)	Permit or admit any third party to the use of all or any portion of the Subject Trackage, nor under the guise of doing its own business, contract or make any agreement to handle as its own Trains, Tractive Equipment, or Cars over or upon the Subject Trackage, or any portion thereof, or the Trains, Tractive Equipment and Cars of any such third party which in the normal course of business would not be considered as the Trains, Tractive Equipment or Cars of Subject Trackage User; or,

(v)	Construct tracks connecting to the Subject Trackage without approval from the Subject Trackage Owner; or,

(vi)	Handle any cars on or over the Subject Trackage which have a gross weight in excess of the applicable weight limitations contained in the applicable timetable; or,

(vii)	To establish fueling locations on Subject Trackage; or

(viii)	To establish any crew change point on Subject Trackage, in the understanding that Ferromex has the right to pay for the construction of the siding mentioned in Section 5.5(e) and Kansas has the right to pay for the construction of the siding or facility referred to in Section 5.7(c); or

(ix)	Treat, store or dispose of Hazardous Materials on the Subject Trackage.
     5.10 Maintenance Changes in and/or Additions, Operation and Control.
     (a) The trackage rights that the Parties grant to one another hereunder are further subject to the following terms and conditions set forth in the following paragraphs.
     (b) Subject Trackage User, at its expense, shall install and maintain upon its Equipment such equipment, radios, or devices as may now or in the future be necessary or appropriate, in the reasonable judgment of Subject Trackage Owner, for operation of said Equipment upon the Subject Trackage. Subject Trackage User will not, however, be required to install any equipment or devices not in use on Equipment of Subject Trackage Owner. Subject Trackage Owner shall consult with Subject Trackage User prior to the adoption of new equipment, radios, or devices, including communication or signaling systems to be employed on the Subject Trackage which have not theretofore been generally adopted in the railroad industry or previously employed upon the Subject Trackage.
     (c) Unless otherwise provided or agreed upon by the Parties in a writing signed by an authorized officer of each Party, each Party shall be responsible for furnishing, at its own expense, all labor, fuel, and train supplies necessary for the operation of its own Equipment over the Subject Trackage. In the event a Party hereto does furnish such labor, fuel, or Train supplies to another Party hereto, the Party receiving the same shall promptly, upon receipt of billing therefor, reimburse the Party furnishing same for its reasonable costs thereof.
     (d) The operation by Subject Trackage User on or along the Subject Trackage shall at all times be in accordance with the rules, instructions, and restrictions of Subject Trackage Owner, but such rules, instructions, and restrictions shall be reasonable, just, and fair between all Parties using the Subject Trackage and shall not unjustly discriminate against any Party.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (e) [****] Except as may be specifically provided for elsewhere in this Agreement, nothing herein contained is intended to change practices with respect to Interchange of traffic between the Parties or with other carriers on or along the Subject Trackage.
     (f) In case any Equipment of Subject Trackage User is bad ordered en route on the Subject Trackage and it is necessary that it be set out, such bad ordered Equipment shall be handled as stated in Section 9.10 hereof.
     (g) If Equipment of Subject Trackage User shall become derailed, wrecked, or otherwise disabled while upon the Subject Trackage, it shall be re-railed or cleared by Subject Trackage Owner, except that employees of Subject Trackage User may re-rail Subject Trackage User’s derailed Equipment on the Subject Trackage whenever use of motorized on or off track equipment is not required and prior permission has been granted by Subject Trackage Owner. The costs and expenses of clearing derailments and wrecks shall be at Subject Trackage User’s expense unless otherwise provided for in Clause Fifteen.
     (h) In the event Equipment of User shall be forced to stop on the Subject Trackage, and such stoppage is due to insufficient on duty time remaining among User’s employees, or due to mechanical failure of User’s Equipment, or due to User’s Equipment having inadequate fuel to complete its movement over the Subject Trackage, or any other cause not resulting from an accident or derailment, and such Equipment is unable to proceed, or if a train of User fails to maintain the speed required by Owner on the Subject Trackage, or if in emergencies, crippled or otherwise defective Equipment is set out of Subject Trackage User’s Train on the Subject Trackage, Owner shall have the option to furnish motive power or such other assistance (including, but not limited to, the right to recrew User’s Train) as may be necessary to haul, help or push such Equipment, or to properly move the disabled Equipment off the Subject Trackage or off the main line thereof and onto a siding or into a yard. The reasonable costs and expenses of rendering such assistance shall be at User’s expense.
     (i) Before User’s Train enters onto the Subject Trackage, User shall request permission from Owner’s dispatcher or other designated representative, and provide Owner, via electronic means, all of the information for each Train set forth on Exhibit F. Further, User shall ascertain that the Subject Trackage is clear and shall await confirmation from said representative that such permission has been issued to allow User’s movements on or over the Subject Trackage. Once permission is received by User to enter onto the Subject Trackage, User shall realign switches and derails to their normal operating position and leave said switches and derails in their normal operating position after completing its operations and clearing the Subject Trackage. User shall notify Owner’s designated representative that it has completed its operations and that its Equipment has cleared the Subject Trackage. Once User has notified Owner’s representatives that it has cleared the Subject Trackage, User shall not reenter the Subject Trackage without again obtaining permission from Owner’s representative pursuant to the terms of this subsection (i).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     5.11 Default. Except for the cases indicated in Section 11.8 hereof (in which the incremental penalties set forth therein shall be applicable), should Subject Trackage User handle any traffic over the Subject Trackage in violation of the restrictions set forth in this Agreement, Subject Trackage Owner shall be entitled to receive from Subject Trackage User the payment of thrice the then-current charge for each Car so handled in violation of the aforesaid restrictions.
     5.12 Certain Clarifications on Trackage Rights not included within the Scope of this Agreement.
     (a) General. The Parties hereby represent that any existing or potential controversies regarding the scope, terms or conditions of trackage rights N-2, N-3 and N-5 are not settled by means of this Agreement; provided, however that: (i) the Parties have the intention of making certain clarifications with respect to such trackage rights as indicated in the following paragraphs of this Section 5.12; and (ii) [****]. In accordance with the foregoing, the Parties hereby expressly reserve any and all rights that they have to initiate and/or continue with whatever legal proceedings they deem appropriate in connection with the aforementioned trackage rights.
     (b) Trackage Right N-2. For the avoidance of doubt, Ferromex has the trackage right identified in the corresponding exhibits to the Ferromex and Kansas Concession Titles as trackage right N-2.
     (c) Trackage Right N-3. For the avoidance of doubt, Ferromex has the trackage right identified in the corresponding exhibits to the Ferromex and Kansas Concession Titles as trackage right N-3.
     (d) Pesquería Facility. The Parties hereby acknowledge and agree that the Pesquería Facility is not included within the scope of the trackage rights referred to in paragraphs (b) and (c) of this Section 5.12.
     (e) Trackage Right N-5. For the avoidance of doubt, the Parties hereby agree that the Ferromex Trains using the N-5 trackage right are not to be counted as part of the Ferromex Trains entering the Long Trackage Right as provided under Section 5.5(d).
     Clause Six. Interline Traffic Services Rates.
     6.1 General. Unless otherwise agreed to herein, from and after the execution date of this Agreement, the Parties agree to the rates for Interline Traffic established in the following Sections of this Clause Six.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL
TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS
COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     6.2 Complementary Interline Traffic.
     (a) Complementary Interline Traffic Rates Matrix. For Interline Traffic that needs to go from a point of origin to a point of destination via a particular route because there are no alternative routes (“Complementary Interline Traffic”), the applicable rates shall be those indicated in the matrix (the “Matrix”) attached hereto as Exhibit G, which determines the portion of the rate that shall be applied to the User that corresponds to each of the Parties for each route specified therein; the rate so determined shall constitute the rate for Complementary Interline Traffic. The Parties shall work jointly to reach an agreement within the following 30 (thirty) calendar days to agree on the applicable rates for any route that is not contemplated in the Matrix. Also, the Parties may change the rate of any particular route within the term set forth in paragraph (c) below.
     (b) Rates not Conditional. The Party that is not responsible for contracting with the User shall be entitled to charge the rate applicable under the Matrix regardless of the terms and conditions that are quoted or agreed between the other Party and the User.
     (c) Term of the Matrix. The Matrix shall be in force from the execution of this Agreement and until December 31, 2010. Once such term has elapsed, each of the Parties may indicate to the other Party their respective increases to one or more of the rates indicated in said Matrix (in addition to the provisions of Section 6.5 (c)) and in case no agreement can be reached with respect to such rates, the Parties may apply the corresponding TUCE Rates.
     6.3 Alternative Interline Traffic.
     (a) Free Determination. For Interline Traffic that needs to go from a point of origin to a point of destination that has alternative routes (“Alternative Interline Traffic”), [****].
     (b) [****]
     6.4 [****]
     6.5 General Provisions on Rates.
     (a) Value Added Tax. The rates payable in connection with Complementary Interline Traffic and Alternative Interline Traffic mentioned in this Clause Six shall be added with the applicable value added tax.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (b) Billing Terms and Conditions. The terms and conditions of the conciliation, invoicing, revision and payment of the rates referred to in this Clause Six shall be those detailed in Clause Eleven of this Agreement, and amended as mutually agreed upon by the authorized representatives of the Parties hereto from time to time.
     (c) Periodic Adjustment of Rates. [****]
     (d) [****]
     6.6 Acknowledgment. The Parties hereby acknowledge the validity, in terms of Article 36 of the Railroad Service Law, of the agreements reached with respect to the rates that from now on they shall pay each other under this Clause Six. [****]
     6.7 Absence of Participation. Nothing contained in this Clause Six shall be deemed as a change or alteration of the rules and restrictions contained in Clause Five with respect to the trackage rights granted to the Parties nor shall the rates provided for in the Matrix be deemed to supersede or replace the applicable rates to be charged in connection with such trackage rights.
     Clause Seven.Switching Services.
7.1	[****]

(a)	[****]

(b)	For purposes of the preceding paragraph:

(i)	a loaded Car means a Car carrying any form of freight; [****]; and

(ii)	an empty Car is a Car that is not a Loaded Car. A tank Car will be considered an empty Car when it has been unloaded [****].
     (c) For the avoidance of doubt, when a Car is on the Trackage of another Party under switching services, that Car must be treated as either a loaded Car or an empty Car according to the above.
     (d) The Parties agree that for switching services provided by one Party to [****].
     (e) Except as expressly provided otherwise, this Agreement is not intended to create new, or restrict or terminate existing, switching services.
     7.2 General Provisions on Rates.
     (a) Value Added Tax. The rates payable in connection with the services mentioned in this Clause Seven shall be added with the applicable value added tax.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (b) Billing Terms and Conditions. The terms and conditions of the conciliation, invoicing, revision and payment of the rates referred to in this Clause Seven shall be those detailed in Clause Eleven of this Agreement, and amended as mutually agreed upon by the authorized representatives of the Parties hereto from time to time.
     (c) Periodic Adjustment of Rates. [****].
     7.3 Acknowledgment. The Parties hereby acknowledge the validity, in terms of Article 36 of the Railroad Service Law, of the agreements reached with respect to the rates that from now on they shall pay each other pursuant to this Clause Seven. [****].
     Clause Eight.Points of Interchange.
     8.1 General.
     (a) The location of tracks designated for pickup and delivery of Dragged Equipment at the point of Interchange in connection with the provision of switching services and interline services shall be as mutually agreed upon by the authorized representatives of the Parties hereto from time to time unless otherwise specified herein.
     (b) Dragged Equipment shall be deemed to be in the receiving Party’s account when placed on the designated Interchange tracks and the Tractive Equipment of the delivering Party is uncoupled therefrom and said Dragged Equipment is accompanied or preceded by proper forwarding data via electronic methods pursuant to and as defined by the AAR. The management, operation, dispatching and maintenance of the tracks subject to switching rights and interline service shall, at all times, be under the exclusive direction and control of owner of such tracks, and the movement of Equipment over and along such tracks shall at all times be subject to the direction and control of the track owner’s authorized representatives and in accordance with such reasonable operating rules as track owner shall from time to time institute, provided, however, that in the management, operation, dispatching and maintenance of said tracks, the track owner and the track user shall be treated equally and in a non-discriminatory basis in accordance with this Agreement and the Applicable Framework.
     (c) All operating, dispatching and maintenance decisions by Subject Trackage Owner affecting the movement of Equipment over the Subject Trackage shall be made on a non-discriminatory basis, without reference to ownership. The foregoing shall include, without limitation, decisions as to terminal departure times, destination terminal receiving times, en-route delays, track maintenance and the scheduling of maintenance windows. Subject Trackage Owner shall make timely notification to Subject Trackage User of operating rules and any changes thereto.

     8.2 Monterrey.
     (a) With the purpose of alleviating traffic in the City of Monterrey and in order to avoid Ferromex’s Equipment entering into the loading yard (patio de carga) of Monterrey (as defined in the Kansas’ schedule registered with the Ministry) the Interchange for the switching service shall be made on the tracks that Kansas may construct in the vicinity of Line BF, between Line M KP 535+811 and Line B KP 1038+323 (the “Monterrey Adaptation”).
     (b) The Parties hereby agree that Kansas shall have the right (but not the obligation) to undertake the Monterrey Adaptation.
     (c) Ferromex hereby agrees that, in the event that the construction of the Monterrey Adaptation involves the use of Ferromex’s right of way, including the infrastructure under the Ferromex Concession Title, Ferromex will review in a timely manner the project submitted by Kansas for such purposes, and will grant or reject the approvals necessary therefor based on the impacts such project may have on Ferromex. Ferromex shall not unreasonably refuse Kansas the right to construct the Monterrey Adaptation but shall, instead, work in good faith to find a safe and cost effective means to construct said Monterrey Adaptation.
     8.3 Altamira. Except as provided in Section 5.7(d), the Parties agree that Kansas shall not have access through trackage rights of any type to the facilities of any User located in the Port of Altamira. To such effect, the Parties agree that the rendering of the service to Users located at the Port of Altamira (or to the Users described in 5.7(d) above if Kansas so decides), Altamira, Miramar and Árbol Grande shall be made through switching services that Ferromex shall provide to Kansas, through payment of the rate referred to in Clause Seven above, in the understanding that the Interchange of equipment shall be made at Doña Cecilia, on tracks 101, 102 and 103 or such other tracks as are agreed to by the Parties, provided that Ferromex shall access those tracks only through tracks 500 and 501.
     8.4 Celaya.
     (a) The parties hereby designate the Celaya Yard, located at Line A KP 292+000, and the two sidings located at Line NB KP 68+633 and Line NB KP 67+252, as the point of Interchange for any interlineal traffic originating from, or bound to, industries and/or Users located in the Bajío Area, except as specified in paragraph (b) below. The Parties agree that this Interchange point supersedes any prior agreement regarding Interchange points for interlineal traffic moving to or from points in the Bajío Area, and that any and all prior agreements or obligations acquired with respect to Interchange for traffic moving to or from the Bajío Area are hereby terminated. For the avoidance of doubt, no location within the State of Querétaro shall be used as a point of Interchange except as otherwise agreed by the Parties or ordered by a court of competent jurisdiction.
     (b) Paragraph 8.4(a) above shall not apply to interlineal traffic originating from, or bound to industries inside the Guadalajara Access Zone. Instead, such interlineal traffic shall be Interchanged in the Guadalajara Terminal.

     Clause Nine. Maintenance and Operation of Subject Trackage.
     9.1 General Rules. Subject to the Applicable Framework, Subject Trackage User shall have the right to construct, maintain, repair, and renew, at its sole cost and expense, and, as permitted by the corresponding legal provisions, the tracks which connect the respective lines of the Parties and which are located on the right-of-way of Subject Trackage User and to the clearance point in right-of-way of Subject Trackage Owner.
     9.2 License. Subject Trackage Owner hereby grants to Subject Trackage User a license over that portion of Subject Trackage Owner’s property between right-of-way line and clearance point in order for Subject Trackage User to maintain such trackage.
     9.3 Track Connections. Subject Trackage Owner shall construct, maintain, repair, and renew, at the sole cost and expense of Subject Trackage User, and shall own the portions of the track connections between said tracks of the Parties hereto between the headblock and clearance point located on the right-of-way of Subject Trackage Owner. Any costs and expenses to be refunded by the Subject Trackage User under this Section 9.3 shall be reasonable in the context of the work performed by Subject Trackage Owner and, in any case, shall be duly documented by the applicable invoices of the expenses incurred into by the Subject Trackage Owner.
     9.4 Alternative Routes.
     (a) Subject Trackage Owner, at its expense, shall maintain its corresponding Subject Trackage. In the event that for operating convenience, necessity or emergency, Subject Trackage Owner directs Subject Trackage User to use adjacent track and track connections between or beyond the ends of the Subject Trackage owned by Subject Trackage Owner as an alternative route, then and in such event, such trackage, track connections and appurtenances shall be deemed for that movement to be part of the Subject Trackage owned by Subject Trackage Owner and shall be governed by all the provisions of this Agreement.
     (b) To avoid any negative impacts on the trackage rights rates payable by Subject Trackage User in case an alternative route is determined, if Subject Trackage Owner directs Subject Trackage User to use an alternative route as provided in paragraph (a), the trackage rights rates payable by Subject Trackage User in connection with its use of the alternative route may in no case exceed the total amount that Subject Trackage User would have paid to Subject Trackage Owner for the use of the ordinary route.
     9.5 Direction and Control of Construction, Maintenance, Repair, and Renewal.
     (a) The construction, maintenance, repair, and renewal of the Subject Trackage shall be under the exclusive direction and control of Subject Trackage Owner. Subject Trackage Owner shall make any changes in and additions to the Subject Trackage which may be required by law, and progressively during construction these shall become part of the Subject Trackage. Subject Trackage Owner may make changes and additions to the Subject Trackage which Subject Trackage Owner deems necessary or desirable for the safe, efficient, and economical use of the Subject Trackage by the Parties, and these shall progressively during construction become part of the Subject Trackage.

     (b) Subject Trackage User may request changes and additions to the Subject Trackage which Subject Trackage User deems necessary or desirable for the safe, efficient, and economical use of the Subject Trackage by the Parties. Subject Trackage Owner, if it concurs with Subject Trackage User’s request, shall construct the changes or additions requested to which Subject Trackage Owner is agreeable, with the cost of such construction to be divided between the Subject Trackage Owner and the Subject Trackage User in direct proportion to each’s relative percentage of the total Car-Kilometers of traffic moved over the Subject Trackage during the immediately-preceding twelve (12) calendar months. The changes or additions so constructed shall become part of the Subject Trackage. If the Subject Trackage Owner does not concur with Subject Trackage User’s request for changes or additions to the Subject Trackage, Subject Trackage User shall have the option of having the changes or additions that benefit only Subject Trackage User made at Subject Trackage User’s sole cost and expense, so long as such changes or additions do not impair the use of the Subject Trackage for the Subject Trackage Owner. If changes or additions are constructed at the sole cost and expense of the Subject Trackage User, Subject Trackage Owner shall thereafter maintain said changes or additions along with the remainder of the Subject Trackage. If changes or additions are constructed at the sole cost and expense of the Subject Trackage User, and the Subject Trackage User’s trackage right to use the Subject Trackage is lawfully terminated, Subject Trackage User shall have the right to remove from the Subject Trackage at the Subject Trackage User’s sole cost and expense the changes and additions that were constructed at the Subject Trackage User’s sole cost and expense.
     (c) Subject Trackage Owner shall make no retirement, withdrawal, elimination or disposal of any part of the Subject Trackage which would permanently or materially impair the usefulness of the Subject Trackage to Subject Trackage User without the consent of the Subject Trackage User.
     9.6 Direction and Control of Management and Operation. The management and operation of the Subject Trackage shall be under the exclusive direction and control of Subject Trackage Owner. Subject Trackage Owner shall have the authority to change the management and operations on and over the Subject Trackage as in its judgment may be necessary, expedient, or proper for the operations thereof herein intended, provided, however, that Subject Trackage Owner must conform to the operating conditions established by the Service Standards Committee under Clause Twelve hereof.
     9.7 Derailment and Accidents Involving Hazardous Materials.
     (a) In case of any incident, accident, derailment, or vehicle striking or being struck by Equipment, involving Equipment operated by a Party hereto carrying Hazardous Materials or pollutants shall occur on the Subject Trackage, any report required by federal, state or local authorities shall be the responsibility of such Party. Each Party shall advise the other Party immediately of the occurrence of a derailment involving Equipment operated by the Party carrying Hazardous Materials.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (b) Unless otherwise agreed by the Parties, Subject Trackage Owner shall undertake any Response Action (as defined below) in accordance with all federal, state, or local regulatory requirements necessitated by a release of Hazardous Materials on Subject Trackage Owner’s right-of-way underlying the Subject Trackage from Equipment operated by either Party hereto upon the occurrence of a derailment. Subject Trackage User shall have data or a representative available at the scene of any derailment involving Equipment operated by it to provide information concerning the characteristics of Hazardous Materials released.
     (c) If following a derailment upon the Subject Trackage, Hazardous Materials must be transferred to undamaged Cars or other vehicles, unless otherwise agreed by the Parties, the Party whose Equipment was involved in such derailment shall perform the transfer; provided, however, that if the Hazardous Materials are in damaged Cars of a Train of Subject Trackage User that are blocking the Subject Trackage, Subject Trackage Owner shall transfer the Hazardous Materials; provided further that transfers of Hazardous Materials by Subject Trackage User shall only be conducted after being authorized by Subject Trackage Owner.
     (d) [****] Subject Trackage Owner and its contractors shall have full, unrestricted and unconditional access to the Subject Trackage for the purpose of completing or engaging in a Response Action for which Subject Trackage Owner has any responsibility or, at Subject Trackage Owner’s option, a Response Action which Subject Trackage Owner has undertaken should Subject Trackage User fail to diligently pursue and complete such Response Action to the satisfaction of Subject Trackage Owner; provided, however, that any Response Action (i) shall be undertaken and completed pursuant to a work plan (including a schedule) submitted to the other Party for its review and, in the case of Subject Trackage Owner, approval, and (ii) shall not unreasonably, in terms of duration or otherwise, restrict the other Party’s use of the Subject Trackage. Either Party’s completion of any of the other Party’s obligations hereunder shall not be deemed a release of such obligations under this Agreement. Subject Trackage Owner shall have the right, but not the obligation, to conduct reasonable inspections of any Response Action of Subject Trackage User and Subject Trackage User shall provide Subject Trackage Owner all information requested by Subject Trackage Owner regarding any Response Action of Subject Trackage User or any Environmental Claims for which Subject Trackage User is responsible.
     9.8 Additional Rules on Management and Operation of Subject Trackage.
     (a) Subject Trackage Owner shall employ all persons necessary to construct, operate, maintain, repair, and renew the Subject Trackage. Subject Trackage Owner shall be bound to use only reasonable and customary care, skill, and diligence in the construction, operation, maintenance, repair, and renewal of the Subject Trackage and in managing same.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (b) Subject Trackage shall be kept in a state of reasonable repair and reasonably suitable for the combined requirements of the Parties and of such other railroad companies as Subject Trackage Owner has heretofore admitted or may hereafter admit to use of the Subject Trackage and, at least, in the conditions that are necessary for compliance with the Applicable Framework. In the event there are conditions from time to time which require speed restrictions with respect to any location on the tracks comprised in the Subject Trackage, Subject Trackage Owner shall, with reasonable promptness, notify Subject Trackage User of such speed restrictions and repair such conditions so as to permit the removal of such speed restrictions.
     (c) Subject Trackage User shall not, by reason of Subject Trackage Owner’s performing or failing or neglecting to perform any construction, operation, maintenance, repair, renewal, or management of the Subject Trackage, have or make against Subject Trackage Owner any claim or demand for any loss, damage, destruction, injury, or death whatsoever resulting therefrom. Subject Trackage User shall be given the same advance notice of maintenance plans and schedules as is provided to Subject Trackage Owner’s personnel.
     (d) All officers, agents, and employees of Subject Trackage Owner engaged in the management, operation, and maintenance of the Subject Trackage shall perform their duties in a fair, impartial, and just manner.
     (e) Subject Trackage Owner may occasionally substitute tracks for those delineated in this Agreement for use by Subject Trackage User; provided that no such substitution may be made without the consent of Subject Trackage User, which consent will not be unreasonably withheld. When any tracks which are not part of the Subject Trackage are used as provided herein, the Agreement shall govern for purposes of direction and control and liability as if all movement had been made over the Subject Trackage.
     (f) [****]
     9.9 Training of Subject Trackage User’s Crews.
     (a) Subject Trackage Owner has the right to administer to all employees of Subject Trackage User engaged in or connected with the operations of Subject Trackage User on or along the Subject Trackage, periodic examination on the rules of Subject Trackage Owner related to the Subject Trackage, provided, with respect to such examinations that, upon request of Subject Trackage User, Subject Trackage Owner shall qualify one or more of Subject Trackage User’s supervisory officers on said rules and such supervisory officer or officers so qualified shall examine all employees of Subject Trackage User engaged in or connected with Subject Trackage User’s operations on or along the Subject Trackage.
     (b) Pending qualification of the crews of Subject Trackage User, Subject Trackage Owner shall furnish a pilot or pilots, at the expense of Subject Trackage User, as deemed necessary by Subject Trackage Owner to assist in operating trains of Subject Trackage User over the Subject Trackage. In addition to all other qualification requirements, crews of Subject Trackage User shall not be deemed qualified to operate on the Subject Trackage until such crew members have completed five (5) trips over the Subject Trackage under the supervision of User’s qualified supervisory officers or Owner-supplied pilot or pilots.
     (c) If any employee of Subject Trackage User shall neglect, refuse, or fail to abide by Subject Trackage Owner’s rules, instructions, and restrictions governing the operation on or along the Subject Trackage, such employee shall, upon written request of Subject Trackage Owner, be prohibited by Subject Trackage User from working on the Subject Trackage. If either Party shall deem it necessary to conduct an investigation to establish such neglect, refusal, or failure on the part of any employee of Subject Trackage User, then upon such notice presented in writing, Subject Trackage Owner and Subject Trackage User shall promptly conduct a joint investigation in which all parties concerned shall participate and bear the expense for its officers, counsel, witnesses, and employees. Notice of such investigations to employees of Subject Trackage User shall be given by Subject Trackage User’s officers, and such investigation shall be conducted in accordance with the terms and conditions of the collective bargaining agreements between Subject Trackage User and its employees. If, in the judgment of Subject Trackage Owner, the result of such investigation warrants, such employee shall, upon written request of Subject Trackage Owner, be withdrawn by Subject Trackage User from service on the Subject Trackage, and Subject Trackage User shall release and indemnify Subject Trackage Owner from and against any and all claims and expenses because of such withdrawal.
     (d) If the disciplinary action is appealed by an employee of Subject Trackage User to any tribunal lawfully created to adjudicate such cases, and if the decision of such tribunal sustains the employee’s position, such employee shall not thereafter be barred from service on the Subject Trackage by reason of such occurrence.
     (e) In the event the relevant union and/or any of the Subject Employees asserts any claim, action, suit or any other form of complaint against Subject Trackage User (and/or its respective directors, officers, advisors, agents, employees, or Affiliates), and with respect to discipline imposed under this Section 9.9, Subject Trackage Owner hereby covenants and agrees to indemnify, defend and hold Subject Trackage User (including its respective directors, officers, advisors, agents, employees, or subsidiary or Affiliates) harmless of any such claim, action, suit or complaint filed by such union and/or any of the Subject Employees; provided that Subject Trackage User shall have the right (but not the obligation) to (i) choose legal advisors to handle the dispute and determine the strategy of such proceedings, whose fees shall be borne by Subject Trackage Owner; and/or (ii) at its sole discretion, make the relevant payment to the claiming person(s) and then be reimbursed of such payment by Subject Trackage Owner.
     9.10 Repairs on Dragged Equipment; Removal of Bad Ordered Tractive Equipment.
     (a) If the Dragged Equipment of Subject Trackage User is bad ordered en route on the tracks subject to switching services or interline services rights and it is necessary that it be set out, such bad ordered Dragged Equipment shall, after being promptly repaired, be promptly picked up and delivered to Subject Trackage User. Applicable AAR rules shall be applied to determining appropriate billing and payment procedures.

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (b) Unless otherwise agreed, Subject Trackage Owner shall, at Subject Trackage User’s sole cost and expense, furnish the required labor and material and perform light repairs to make such bad ordered Dragged Equipment safe for movement. In the case of such repairs by Subject Trackage Owner for Dragged Equipment in Subject Trackage User’s account, billing therefor shall be in accordance with the Interchange Rules in effect on the date of performance of the repairs. Subject Trackage Owner shall then prepare and submit billing directly to and collect from the Dragged Equipment owner for Dragged Equipment owner responsibility items as determined under said Interchange Rules, and Subject Trackage Owner shall prepare and submit billing directly to and collect from Subject Trackage User for line responsibility items as determined under said Interchange Rules.
     (c) Subject Trackage Owner shall also submit billing to and collect from Subject Trackage User any charges for repair to Dragged Equipment that is Subject Trackage User responsibility items as determined under said Interchange Rules should said Dragged Equipment owner refuse or otherwise fail to make payment therefor following reasonable good faith efforts by Subject Trackage Owner to collect such charges for repair of Dragged Equipment from the owner thereof.
     (d) If Tractive Equipment operated by one Party is bad ordered en route while on the Trackage of the other Party and it is necessary that such Tractive Equipment be set out, such bad ordered Tractive Equipment may be dragged by the Party on whose Trackage the Tractive Equipment became bad ordered to whichever point of Interchange with the other Party is deemed convenient by the operator of the Trackage on which the Tractive Equipment became disabled. Absent other circumstances, this point of Interchange shall be the point of Interchange between the Parties which is closest to the location at which the Tractive Equipment became bad ordered. The Party dragging the other Party’s bad ordered Tractive Equipment is entitled to recover from the Party whose Tractive Equipment is being dragged any reasonable costs and expenses incurred in connection with the dragging or removal of the bad ordered Tractive Equipment, and shall not be bound to make any form of repairs thereto.
     Clause Ten. Dispatch of Trains; Traffic Control Centers; Non- Discrimination.
     10.1 Traffic Control Centers. Subject Trackage Owner shall operate the Subject Trackage by means of duly-staffed traffic control centers that remain operational for 24 (twenty four) hours each day of the year, that handle the traffic flowing over the Subject Trackage in an orderly and timely fashion and in accordance with the Applicable Framework.
     10.2 [****]

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     10.3 Subject Trackage Use Notice. Before each occasion on which Subject Trackage User intends to make use of Trackage Rights granted hereunder, Subject Trackage User shall send a written notice (which may be done by electronic means) to Subject Trackage Owner containing all of the information listed in Exhibit F hereto and any other information relevant to the safety of movement of Subject Trackage User’s Train.
     10.4 Non- Discrimination.
     (a) Without limiting the generality of the foregoing, Subject Trackage Owner shall be responsible for the dispatch of all Trains circulating on the Subject Trackage, with the understanding that, all Users, including Subject Trackage User, will be treated on a non-discriminatory basis.
     (b) For purposes of this Agreement, non-discriminatory treatment includes the obligation of the Subject Trackage Owner to treat Subject Trackage User-related traffic under at least the same terms and conditions (operative and otherwise) as it treats its own.
     10.5 Uninterrupted flow of Traffic and other Items. The Subject Trackage Owner shall carry out all traffic management and regulation functions necessary to ensure the safe and uninterrupted flow of traffic and minimal traffic delays on the Subject Trackage, which shall include without limitation:
(i)	managing the traffic from its traffic operations centers, which shall remain staffed and operational 24 (twenty four) hours every day of the year;

(ii)	providing recovery service and ambulance service 24 (twenty four) hours every day of the year;

(iii)	coordinating with police and emergency services authorities with respect to traffic control and with other Governmental Authorities, as and when needed;

(iv)	carrying out such functions in a non-discriminatory manner, as provided in paragraph 10.4 above; and

(v)	coordinate sharing of Automatic Equipment Identification (AEI) reader information as needed to ensure safe and efficient operation.
Clause Eleven. Billing.
11.1	Billing Forms.

(a)	[****]

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (b) For charges other than trackage rights, switching services and interline rates, billing shall be prepared according to the rules, additives and equipment rental rates as published by Subject Trackage Owner.
     (c) Each Party (“Party of the First Part”) shall pay, [****], to the other Party (“Party of the Second Part”), at the Office of the Treasurer of the Party of the Second Part or at such other location as the Party of the Second Part may from time to time designate, all the compensation and charges of every name and nature which in and by this Agreement Party of the First Part is required to pay. Each such payment, other than payments for those charges which are paid in whole or in part by offset as provided in Section 11.6 below, [****].
     (d) Bills shall contain a statement of the amount due on account of the expenses incurred and services rendered during the billing period. Value Added Tax shall be stated separately from the amounts of the corresponding expenses and services.
     11.2 [****] The failure of a Party to provide such notice to the Party paying the rate shall not be deemed a breach of this Agreement and shall not in any manner affect or delay the taking effect of the automatically adjusted rates provided for by this Agreement.
     11.3 [****]
     11.4 Disputed Bills. Errors or disputed items in any bill shall not be deemed a valid excuse for delaying payment, and payments shall be made subject to subsequent adjustment, provided, however, that:
(i)	[****], or (b) if in connection with a project for which a roadway completion report is required, after the last day of the calendar month in which the roadway completion report is made covering such project, with retirements and additions being reflected as appropriate adjustments to valuation bases retroactive up to 3 (three) years from date of billing, or (c) [****]

(ii)	should the amount of any bill rendered by one Party to the other for trackage rights fees due under Clause Five, or for interline rate divisions due under Clause Six, or for switching service fees due under Clause Seven [****] and the receiving Party’s good faith belief as to the amount due. If said representatives are able to resolve the Parties’ differences about the bill at their meeting, the Parties shall make an appropriate reconciliation and supplementary billing or credit notes, [****]. For any items not resolved by the representatives about the bill at their meeting, the matter shall be referred to the Dispute Resolution procedures established by Clause Nineteen.

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     11.5 Inspections and Audits. So much of the books, accounts, and records of each Party hereto as are related to the subject matter of this Agreement shall at all reasonable times be open to inspection by the authorized representatives and agents of the Parties hereto. All books, accounts, and records shall be maintained to furnish readily full information for each item.
     11.6 [****]
     11.7 Payment Failure; Additional Remedy. Should Subject Trackage User fail pay when due payments for use of Subject Trackage of the other Party which Subject Trackage User is obligated to pay under this Agreement, or fail in any other respect to perform as required under this Agreement, [****], whereupon the Subject Trackage User shall surrender to Subject Trackage Owner all said Subject Trackage and shall have no claim or demand upon it, by suit at law or otherwise, on account of said exclusion, and Subject Trackage User shall, upon written demand of Subject Trackage Owner, pursue and obtain any required regulatory filings to discontinue use of the Subject Trackage; provided that failure to make any disputed payment which is the subject of litigation between the Parties shall not be deemed, pending the decision in such arbitration or litigation, a cause for forfeiture hereunder.
     11.8 Incremental Rates in case of Certain Defaults.
     (a) The Parties agree that in the event any of them fails to comply with the provisions of this Agreement indicated in the following paragraph (which are listed as the only cases triggering an incremental rate and not merely as examples), the rates payable to the non-defaulting Party shall be incrementally increased as provided in the following paragraph.
     (b) [****]
     (c) The remedies set forth above with respect to defaults by the Parties are not exclusive and the enforcement thereof shall not prevent the non-defaulting Party from seeking specific enforcement of the terms and conditions of this Agreement and/or recovering any applicable damages and lost profits to which is entitled for the breach of the other party.
     Clause Twelve.  Service Standards Committee and Transition Period.
     12.1 The Committee.
     (a) A service standards committee (the “Committee”), shall be established, and shall be responsible for: (i) establishing and updating operating plans as outlined in Section 12.3 (a) and (d) — Transition Period below; (ii) establishing rules or standards as appropriate to ensure equitable and non-discriminatory treatment, appropriate maintenance and efficient use of the Subject Trackage; (iii) such other functions attributed to the Committee under other agreements entered into by Kansas and the Ferromex Parties.

     (b) The Committee shall meet on a regular basis not less often than monthly during the Transition Period and thereafter not less often than every 3 (three) months during the first year of operation under this Agreement, and thereafter within 45 (forty-five) days (unless otherwise mutually agreed) following the date that the Party to this Agreement that requests the meeting delivers to the other such party 45 (forty-five) days’ written notice of its desire to meet to review the overall performance of the rights provided for under this Agreement, to resolve conflicts and consider other relevant matters within the responsibility of the Committee as defined in this Clause Twelve.
     (c) If the Committee fails to reach an agreement within 10 (ten) business days of beginning its meeting, with respect to any matter within the scope of its responsibilities as outlined herein, the matter shall be referred to the Director of Operations of Kansas and to the Chief Operating Officer of Ferromex that are (i) providing and (ii) using the particular service (including but not limited to the trackage rights provided for in Clause Five hereof and the switching services provided for in Clause Seven hereof) under discussion for further negotiation.
     (d) The Director of Operations of Kansas and the Chief Operating Officer of Ferromex shall negotiate for an additional 10 (ten) business days following the date of referral described in Section 12.1(c) immediately above in an effort to resolve their disagreement.
     (e) The Committee shall consider technological improvements that may foster more rapid and consistent service in the Subject Trackage. Changes in service standards or decisions on capital investments flowing from such consideration shall be negotiated in good faith and subject to the terms of this Agreement.
     (f) The Parties agree that Kansas shall appoint 3 (three) individuals and that Ferromex shall appoint 3 (three) individuals to the Committee. Appointments and replacements of the individuals shall be made at any time by sending a letter to Ferromex or Kansas, as applicable, indicating the names of the corresponding appointees or their replacements.
     12.2 Limitations of the Committee.
     (a) The Parties hereby acknowledge that the Committee is created with the intent of facilitating the implementation of the terms and conditions of this Agreement and the other agreements providing trackage, haulage or switching rights entered into by Kansas and the Ferromex Parties. The Committee does not have the power to change the provisions of either this Agreement or the other agreements entered into by Kansas and the Ferromex Parties.
     (b) No action or omission by the Committee shall be deemed as a waiver, stay or amendment to the rights and obligations of the Parties hereunder and/or the other agreements entered into by Kansas and the Ferromex Parties.
     12.3 Transition Period.
     (a) For a period that begins on the execution of this Agreement and ends 180 (one hundred and eighty) days thereafter (the “Transition Period”), the Parties agree to work together in order to: (i) implement the provisions of Sections 5.4, 5.5, 5.6 and 5.7 and Clauses Eight, Nine and Ten under safe and efficient operation conditions, and in full compliance with the Applicable Framework; and (ii) attempt to solve all operational processes that are not critical for the implementation of the trackage rights that are provided for in this Agreement.
     (b) If during the Transition Period there are any matters referred to in paragraph (a) above that cannot be amicably solved by the Parties, either Party may submit such matter to the Committee. Upon such submission, the matter will be addressed by the Committee and if no Agreement can be reached by the Committee or by the Director of Operations of Kansas and the Chief Operating Officer of Ferromex, either Party may commence the dispute resolution process set forth in Clause Eighteen hereof and eventually enforce its rights under applicable law.
     (c) The Parties hereby acknowledge that the Transition Period is created with the intent of facilitating the implementation of the terms and conditions of this Agreement and the other agreements entered into by Kansas and the Ferromex Parties. Therefore, communications and other work materials prepared in the context of the Transition Period will not constitute: (i) a change or amendment of the provisions of either this Agreement or the other agreements entered into by Kansas and the Ferromex Parties; (ii) a waiver, stay or amendment to the rights and obligations of the Parties hereunder and/or the other agreements entered into by Kansas and the Ferromex Parties; nor (iii) a justification to engage in discriminatory treatment.
(d)	The Committee will be responsible for the following:

(i)	Develop a written procedure for requesting and granting access to the rights and services provided for in this Agreement (See Exhibit F);

(ii)	Define processes for monitoring compliance with requirements for non — discriminatory treatment, equal access, and restrictions to access;

(iii)	Define operational points of Interchange where applicable;

(iv)	Define requirements for electronic exchange of information;

(v)	Define processes for notification regarding changes to operating rules, instructions, and temporary and permanent restrictions, use of alternate routes, and planned maintenance outages;

(vi)	Define processes for notification of proposed physical changes to the Subject Trackage;

(vii)	Define processes for notification of proposed changes to scheduled traffic;

(viii)	Define processes for notification and handling of bad orders, delays en route, derailments, and requests for pilots;

(ix)	Define requirements and processes regarding training and qualifications of crews to conduct trackage rights operations;

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (x) Define processes for other operational considerations covered under this Agreement not identified in the above listing; and
     (xi) Consideration and review of proposals for construction of additional facilities contemplated under this Agreement.
     Clause Thirteen.   Other Obligations.
     13.1 Public Statements.
     (a) The Parties shall work together to prepare a joint document for transmission to the media in which the termination of the Settlement Controversies and this Agreement shall be informed. In case the Parties are unable to agree on the contents of such a document, this Agreement, shall continue in full force and effect.
     (b) [****]; in the understanding that in case any of the Parties discloses this document to any third party or Governmental Authority, said disclosure would not be deemed as a breach of this Agreement and the Party making the disclosure would not be liable to the Party for having made said disclosure.
     13.2 Best Efforts.
     (a) The Parties agree to carry out any and all acts that are reasonably necessary to defend the validity and legal force of this Agreement.
     (b) In such respect, the Parties agree to carry out any acts necessary in order for the provisions of this Agreement to become fully effective. Likewise, they agree to not carry out any act or action that may impede that the provisions of this Agreement to become fully effective.
     (c) Without limiting the above, the Parties to this Agreement shall enter into and deliver any additional documents and perform any subsequent acts as are necessary or convenient to carry out the purposes of this Agreement in a more effective way.
     (d) The Parties agree to modify any provision of this Agreement that is found to be or becomes contrary to the applicable legal framework in order to make it compatible with such framework, provided that the purpose and sense of the original provision shall be maintained.
     (e) Each of the Parties agrees to carry out all necessary and/or desirable acts in order for the other Parties, respectively, to be able perform any acts or actions required to be performed hereunder and give full force and effect to the provisions of this Agreement.

     Clause Fourteen. Term, Termination.
     14.1 General Term.
     (a) This Agreement shall become effective on the date hereof and remain valid until either the term of the Ferromex Concession Title or the Kansas Concession Title set forth in Representations I.(c) and II.(c), respectively, expire, unless the Parties mutually agree to renew the Agreement for an additional term.
     (b) Lapse or termination of this Agreement shall not relieve or release either Party hereto from any obligations assumed (including but not limited to obligations to defend, indemnify, save and hold harmless) or from any liability which may have arisen or been incurred by either Party under the terms of this Agreement prior to the termination hereof.
     14.2 Events of Termination.
     (a) Notwithstanding the provisions of Section 14.1 above, this Agreement may be terminated before its stipulated term if one of the Parties transfers, directly or indirectly, its concession under the respective Concession Title (or the rights related thereto), in which case the other Party may terminate this Agreement giving prior written notice within 6 (six) months subsequent to the date in which it has knowledge of such transfer, without responsibility for any of the Parties. For the avoidance of doubt, a change of control over Kansas, or its Affiliates and controlling companies, does not constitute a cause for termination of this Agreement.
     (b) The assignment of economic rights under its respective Concession Title to a securitization vehicle or to a special purpose trust or vehicle for purposes of security or payment source of any form of financing or refinancing received by either Party from financial institutions or the securities’ market, shall not be subject to the restrictions set forth in the preceding paragraph.
     14.3 Dispossession. In the event Subject Trackage Owner shall be involuntarily dispossessed, including threat of condemnation by competent Governmental Authority, of the right to operate upon and maintain any portion of the Subject Trackage, and provided Subject Trackage Owner shall by such involuntary dispossession lose the right to operate its own Trains on the Subject Trackage, Subject Trackage Owner shall have no obligation hereunder to provide such tracks of which Subject Trackage Owner has been dispossessed for Subject Trackage User’s use, and Subject Trackage User shall have and shall make no claim of any kind, legal or otherwise, against Subject Trackage Owner for failure to provide such tracks for Subject Trackage User’s use.
     14.4 Abandonment.
     (a) Under the terms hereinafter stated, and to the extent that Subject Trackage Owner may lawfully do so, Subject Trackage Owner reserves to itself the exclusive right, exercisable at any time during the life of the Agreement without concurrence of Subject Trackage User, to elect to abandon all or any part of the Subject Trackage by giving 6 (six) months’ prior written notice to Subject Trackage User of its intention to do so.

     (b) If, at the time of such election, Subject Trackage User is the only party (other than Subject Trackage Owner) having the right to use the Subject Trackage via trackage, haulage or any other access rights, Subject Trackage Owner shall, concurrently with its notice of abandonment, and to the extent it is legally able to do so, give to Subject Trackage User the option to acquire said Subject Trackage or the part or parts thereof to be abandoned. Subject Trackage User shall have 3 (three) months from the date of receipt of Subject Trackage Owner’s notice to exercise its option to acquire the segment of the Subject Trackage to be abandoned and shall evidence the exercise of its option by giving Subject Trackage Owner written notice thereof. Thereafter, Subject Trackage User shall immediately make appropriate application to secure all necessary authorizations from Governmental Authorities for such acquisition. For purpose of this paragraph, it shall be deemed that Kansas is the only Party (other than Subject Trackage Owner) having the right to use the Subject Trackage via trackage, haulage or any other access rights if the other persons with said class of rights are Ferrosur and/or any other Affiliate of Ferromex.
     (c) If Subject Trackage User fails to exercise the option herein granted within the time and in the manner above specified, Subject Trackage Owner may forthwith proceed free of all obligation to Subject Trackage User to make appropriate application to secure all necessary authorizations from Governmental Authorities, if any may be required, for such abandonment. In such event, Subject Trackage User shall not oppose any such abandonment directly or indirectly. Subject Trackage User agrees that at such time it will concurrently make application for all necessary authorizations from Governmental Authorities for abandonment of its right to operate over the Subject Trackage and pursue such application to conclusion, if such application is requested by the applicable Governmental Authority for the abandonment to be effective. The Agreement shall terminate as to the section of Subject Trackage so abandoned upon the effective date of such approval by a Governmental Authority.
     14.5 Effects of the Termination.
     (a) Clauses that Survive. The provisions of this Agreement that for their nature must be maintained in force even when this Agreement has been terminated, such as those contained in Clauses Three and Eleven, among others, shall be maintained in force for the time corresponding to their nature or until their purpose is fulfilled or its object exhausted.
     (b) No Extinction of Liability. The termination or expiration of this Agreement will not affect or impair the rights or obligations of either Party arising under this Agreement prior to such termination or expiration.
     (c) Transition Period after Termination. In any case, whatever the event of termination of this Agreement, and notwithstanding anything else provided therein, the Parties agree to make their best efforts in order to continue applying the terms and conditions set forth in this Agreement, for the term agreed to by the Parties, but that may not be in any case less than 180 (one hundred and eighty) calendar days, counted as from the termination of this Agreement.

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (d) Certain Rules on Termination. Upon termination of this Agreement, or any partial termination, as the case may be, however the same may occur, Subject Trackage User shall be released from any and all manner of obligations and shall be deemed to have forever relinquished, abandoned, surrendered, and renounced any and all right possessed by Subject Trackage User to operate over that part of the Subject Trackage to which such termination applied, and as to such part, Subject Trackage User shall forever release and discharge Subject Trackage Owner of and from any and all manner of obligations, claims, demands, causes of action, or suits which Subject Trackage User might have, or which might subsequently accrue to Subject Trackage User growing out of or in any manner connected with, directly or indirectly, the contractual obligations of Subject Trackage Owner under this Agreement, in all events provided, however, the aforesaid relinquishment, abandonment, surrender, renunciation, release, and discharge of Subject Trackage User shall not in any case affect any of the rights and obligations of either Subject Trackage Owner or Subject Trackage User which may have accrued, or liabilities accrued or otherwise, which may have arisen prior to such termination or partial termination. Upon any termination, Subject Trackage Owner will remove from Subject Trackage Owner’s right-of-way any connecting track, and any exclusive facility of Subject Trackage User, at Subject Trackage User’s expense with salvage to be delivered to and retained by Subject Trackage User. Upon any partial termination of the Agreement, however the same may occur, the terms and conditions hereof shall continue and remain in full force and effect for the balance of the Subject Trackage.
     Clause Fifteen. Liability. Except as provided in the preceding Clauses hereof with respect to specific liability issues, the following rules shall govern the liability of the Parties with respect to incidents occurring during the actions authorized by this Agreement:
     15.1 Trackage Rights. For Loss, injury, costs or Damage resulting during the exercise of trackage rights:
     (a) [****]
     (b) [****]
     (c) Subject Trackage User accepts the Subject Trackage in the condition in which it is found when Subject Trackage User uses the Subject Trackage. Subject Trackage User agrees that it will not seek from Subject Trackage Owner indemnification for any Loss, cost, or Damage Subject Trackage User or any third party incurs that arises in whole or in part from track conditions and without the presence at the location of the damage of a Train of the Subject Trackage Owner.

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
          (d) It is understood and agreed that a number of vehicular and pedestrian crossings of the Subject Trackage presently exist, or may be constructed. Subject Trackage User agrees to accept all vehicular and pedestrian crossings in whatever condition they may be during the term of the Agreement and will not assert any claim, demand, or cause of action against Subject Trackage Owner and will hold Subject Trackage Owner harmless from any claim, demand, or cause of action arising out of any vehicular or pedestrian crossing accident on the Subject Trackage in which the Train(s) of Subject Trackage User only is involved.
          (e) Except as otherwise provided in the foregoing paragraphs (a) through (d), each Party shall bear all liability for injury, loss and damage to:
(i)	its Sole Employees and Sole Property;

(ii)	freight and freight cars in its sole care, custody and control, including Subject Trackage User with respect to security over its Railroad Equipment while in use of the trackage rights;

(iii)	patrons, invitees, and others on its Equipment, or on or about the Subject Property in transaction of business only with such Party, regardless of the cause of such Loss or Damage.
          (f) Except as otherwise provided in the foregoing paragraphs (a) through (e), each Party shall share liability for injury, Loss and Damage to Subject Employees and to Subject Trackage occurring as a result of the operation of Railroad Equipment by one or more of the Parties (including the mere presence of a Party’s Railroad Equipment on the Subject Trackage), whether or not such operation was negligent, as follows:
(i)	in the case of injury, Loss, cost or Damage occurring as a result of the operation of Equipment by only one Party, solely by the Party that operated the Equipment; and

(ii)	in the case of injury, Loss or Damage occurring as a result of the operation of Equipment by more than one Party, in direct proportion to the respective fault of each Party in causing the loss.
          (g) Loss or Damage to third parties, Subject Employees or Subject Property involving only Subject Employees and Subject Trackage, or occurring in such a way that it cannot be determined how such Loss or Damage came about shall be apportioned equally among all of the Parties to this Agreement.
          15.2 [****]
          15.3 Litigation and Settlements.

     (a) Each Party hereto shall have the right to settle, or cause to be settled for it, all claims for damages for which such Party shall be liable under the provisions of this Clause Fifteen and to defend or cause to be defended all suits for recovery of any such Damages.
     (b) In case a suit shall be commenced against either Party hereto for or on account of Damages for which the other Party hereto may be solely or jointly liable under the provisions of this Clause Fifteen, the Party so sued shall give notice to such other Party of the pendency of such suit and thereupon such other Party may assume or join in the defense of such suit.
     (c) In the event that more than one of the Parties shall be liable hereunder for any Damages and the same shall be settled by a voluntary payment of money or other valuable consideration by one of the Parties so jointly liable therefor, release from liability shall be taken for and in the name of all Parties so liable.
     (d) In the event of any future settlement in excess of US$10,000.00 (ten thousand Dollars of the United States of America), the settling Party shall notify the other Party prior to settlement. Failure of the settling Party to so notify the other Party prior to settlement shall not relieve the other Party of their obligation under the settlement agreement, so long as the settling Party’s failure to notify did not prejudice the other Party and then only to the extent of such prejudice.
     (e) If a judgment shall be recovered against and satisfied by one Party involving a liability which should under the Agreement be borne entirely or participated in by the other Party, then all expenses of whatsoever nature, including costs and fees connected with such judgment and with the prosecution of the suit upon which it was based, shall be settled between the Parties in strict accordance with the provisions of the Agreement and the Party against which such judgment shall have been recovered shall be promptly reimbursed by the other Party to the extent to which the latter is indebted.
     15.4 Labor.
     (a) Each Party shall be responsible for all labor issues involving its own employees and their unions that arise from the operation and maintenance of its corresponding Subject Trackage.
     (b) Subject Trackage Owner shall be the sole employer (patrón) for any and all legal purposes of all Subject Employees operating or maintaining the Subject Trackage except for those operating Subject Trackage User’s Trains or other Subject Trackage User Railroad Equipment, and shall be solely responsible for the payment of wages, social security quotas, worker’s housing quotas, bonuses and any other forms of payments or employment benefits towards the Relevant Personnel.

     NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
     (c) Each Party shall be responsible for any labor claims of, and shall bear the cost of employee protection payable to, its own employees, and the employees of its respective Affiliates, to the extent resulting from the entry into or operation of this Agreement. However, in the event the Parties agree that Subject Trackage Owner should retain employees or provide additional employees for the sole benefit of Subject Trackage User, the Parties shall enter into a separate written agreement providing that Subject Trackage User shall bear all cost and expense for any such retained or additional employees, including, without limitation, all cost and expense associated with labor protection payments which are made by Subject Trackage Owner and which would not have been incurred had such retention or provision of employees for the sole benefit of Subject Trackage User not been required.
     15.5 [****]
     Clause Sixteen. Governmental Approval.
     16.1 Responsibilities of Subject Trackage User. Subject Trackage User shall, at its own cost and expense, initiate by appropriate application or petition and thereafter diligently pursue proceedings for the procurement of all necessary consent, approval, exemption or authority from any Governmental Authority for the sanction that may be required for the works and activities associated with the operations to be carried on by Subject Trackage User hereunder.
     16.2 Cooperation of Subject Trackage Owner. Subject Trackage Owner, at its expense, shall assist and support said application or petition and will furnish such information and execute, deliver, and file such instrument or instruments in writing as may be necessary or appropriate to obtain such governmental consent, approval, exemption or authority. Subject Trackage User and Subject Trackage Owner agree to cooperate fully to procure all such necessary consent, approval, exemption or authority.
     Clause Seventeen.  Miscellaneous.
     17.1 Agreement between the Parties, Language.
     (a) This Agreement constitutes the complete agreement between the Parties with respect to the matter hereof and supersede all former negotiations and agreements, either oral or written.
     (b) This Agreement is executed in English. Within the 30 (thirty) calendar days following the execution of this Agreement, the Parties will work jointly in producing a mutually-acceptable translation of the Agreement into Spanish. After said translation has been approved and signed by both Parties, such approved Spanish version shall be controlling. If the Parties do not reach an agreement on the Spanish version, this Agreement executed in English will remain in full force and effect.

     17.2 Amendments. This Agreement may not be amended or altered except by means of an instrument signed by both Parties through their respective attorneys-in-fact, duly authorized.
     17.3 Partial Invalidity.
     (a) This Agreement is subject to all applicable rules issued by the Governmental Authorities and nothing herein is intended to violate any such law.
     (b) If any clause or provision of this Agreement is held to be invalid or unenforceable by any Governmental Authority of competent jurisdiction, the Parties will negotiate in good faith to amend this Agreement to replace the Clause or provision held invalid or unenforceable with a Clause or remedy which as closely as legally possible restores the meaning and financial benefits to the Parties of the Clause found invalid or unenforceable. If the Parties are unable to reach an agreement on such a clause, the appropriate replacement clause or remedy shall be determined by arbitration under the Rules of Arbitration of the International Chamber of Commerce. There shall be 3 (three) arbitrators, the first nominated by the initiating Party in the request for arbitration, the second nominated by the other Party within 30 (thirty) days of receipt of the request for arbitration, and the third, who shall act as presiding arbitrator, nominated by the two Parties within 30 (thirty) days of the appointment of the second arbitrator. If any arbitrators are not nominated within these time periods, the President of the ICC International Court of Arbitration shall make the appointment(s). The arbitrators shall be of Mexican nationality. The language of the arbitration shall be Spanish and the place of arbitration shall be Mexico City, UMS.
     17.4 Assignment of Rights and Obligations.
     (a) The Parties agree to not assign or transfer, in whole or in part, the rights and/or obligations derived from this Agreement without prior written authorization of the other Party to such effect.
     (b) The assignment of economic rights under their respective Concession Title to a securitization vehicle or to a special purpose trust or vehicle for purposes of security or payment source of any form of financing or refinancing received by either Party from financial institutions or the securities’ market, shall not be subject to the restrictions set forth in the preceding paragraph.
     17.5 No Damages or Losses from Controversies. Each of the Parties hereby represents that it has not sustained Damages or Losses in the execution of this Agreement or in the context of the Settlement Controversies.
     17.6 Taxes. Each of the Parties shall be responsible for the taxes accrued at its charge regarding this Agreement.
     17.7 Notices. Any notification or other communications required or permitted in terms hereof shall be made in writing and will be effective on the business day immediately following the date on which they were received by the corresponding Party. The notifications performed in accordance with the provisions of this Clause, may be delivered personally, or by telex, fax, telegram, courier or first class certified mail, and addressed to the corresponding Party, to the following addresses:
If to Kansas:
Kansas City Southern de México, S.A. de C.V.
Montes Urales No. 625,
Colonia Lomas de Chapultepec,
C.P. 11000 México, D.F.
Tel: 9178-5676
Fax: 9178-5600
Att’n: Presidente y Representante Ejecutivo (or equivalent)
eMail: jzozaya@kcsouthern.com.mx
If to Ferromex:
Ferrocarril Mexicano, S.A. de C.V.
Bosque de Ciruelos, No. 99,
Colonia Bosques de las Lomas,
C.P. 11700; México, D.F.,
Tel: 5246-3700
Att’n: Director General Adjunto de Administración y Finanzas (or equivalent)
eMail: oornelas@ferromex.com.mx
               fjurado@ferromex.com.mx
     Kansas and the Ferromex Parties shall each acknowledge, in a writing sent by overnight courier service to the Party giving notice at the address stated in this Section 17.7, receipt of each notice given by the said Party under this Agreement. Such written acknowledgement of receipt of a notice given under this Agreement shall be sent to the Party giving the notice within 5 (five) calendar days of the receiving Party’s receipt of the notice.
     Clause Eighteen. Dispute Resolution.
     (a) The Parties shall seek amicably to settle all disputes arising out of or in connection with this Agreement (each a “Dispute”) by negotiation. If, within 10 (ten) days after written notice by either Party to the other of the existence of a Dispute (a “Dispute Notice”), the Parties do not resolve such Dispute, then the Dispute shall be referred to the President of Kansas and to the Chief Executive Officer of Ferromex for further negotiation.
     (b) If the Parties do not resolve their Dispute within 20 (twenty) days of the Dispute Notice has been delivered to the other Party, then the Dispute may be subject to the corresponding dispute resolution mechanisms under applicable law, including filing any form of claims, requests, notices and/or suits before the Ministry and/or the competent courts.
     Clause Nineteen. Jurisdiction and Applicable Law. For the interpretation and execution of this Agreement, the Parties submit themselves to the jurisdiction of the laws and competent federal courts of Mexico, Federal District, hereby waiving any other jurisdiction that they may be entitled to by reason of their domiciles or otherwise; provided that solely for purposes of determining a replacement clause under Section 17.3 the Parties shall be subject to arbitration as contemplated under said Section.
THIS AGREEMENT is executed in Mexico, Federal District, on February 9, 2010.
[signatures follow]

FERROCARRIL MEXICANO, S.A. DE C.V.

By: /s/ Alfredo Casar Pérez
Alfredo Casar Pérez
Title: Legal Representative

By: /s/ Lorenzo Reyes Retana Márquez Padilla
Lorenzo Reyes Retana Márquez Padilla
Title: Legal Representative

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.

By: /s/ José Guillermo Zozaya Délano
José Guillermo Zozaya Délano
Title: Legal Representative
[SIGNATURE PAGE TO THE TRACKAGE RIGHTS, SWITCHING AND INTERLINE SETTLEMENT AGREEMENT DATED
FEBRUARY 9, 2010]

[English Translation of Original Spanish Document]
Exhibit C
Settlement Procedures
I. Monterrey (N-1).

Overview
Principal Document:	August 7, 2002: Te Ministry issued official communication no. 120.-859/2002 on Ferromex’s request

Process
Legal Action:	Parallel administrative annulment procedures (demandas de nulidad), commenced by Kansas and Ferromex independently, against the Ministry’s Resolution, subsequently consolidated into a single process.

File Number:	16422/02-17-09-1/ac1/1113/03-PL-06-04-AD-QC (as consolidated).

Initial Filing:	September 24, 2002 (Kansas) and October 10, 2002 (Ferromex).

Forum:	High Chambers of the Federal Court of Fiscal and Administrative Justice.

Plaintiffs:	Kansas and Ferromex, respectively.

Main Defendant:	The Ministry.

Third Parties:	Ferromex and Kansas, respectively.

First Annulment Decision:	February 16, 2005: The High Chambers of the Federal Court of Fiscal and Administrative Justice ruled on both lawsuits.

Amparo 399/2005	January 31, 2006: Ruling from the 5th Collegiate Court for Administrative Matters in the First Circuit.

Second Annulment Decision:	March 13, 2006: Ruling from the High Chambers of the Federal Court of Fiscal and Administrative Justice.

Amparo 351/2006	February 28, 2007: Ruling from the 5th Collegiate Court for Administrative Matters in the First Circuit.

Third Annulment Decision:	June 11, 2007: Ruling from the High Chambers of the Federal Court of Fiscal and Administrative Justice.

Amparo 284/2007	April 30, 2008: Ruling from the 5th Collegiate Court for Administrative Matters in the First Circuit.

Process
Fourth Annulment Decision:	September 17, 2008: Ruling from the High Chambers of the Federal Court of Fiscal and Administrative Justice.

Amparo 83/2009 (Kansas) and 84/2009 (Ferromex )	June 29, 2009: The Collegiate Court ruled granting the amparo and giving specific instructions to the High Chambers of the Federal Court of Fiscal and Administrative Justice.
II. Guadalajara (DPL-1).

Overview
Principal Document:	July 23, 2004: The Ministry issued official communication 120.-829/2004.

Principal Process
Legal Action:	Parallel administrative annulment procedures (demandas de nulidad) commenced by Ferromex and by Kansas independently against the Ministry’s resolution, subsequently consolidated into a single process.

File Number:	26236/04-17-08-5 (as consolidated).

Initial Filing:	September 2, 2004 (Ferromex) and October 6, 2004 (Kansas).

Forum:	Federal Court of Fiscal and Administrative Justice, 8th Chamber (as consolidated).

Plaintiffs:	Ferromex and Kansas, respectively.

Main Defendant:	The Ministry.

Third Parties:	Kansas and Ferromex, respectively.

Status:	November 7, 2006: The 8th Chamber of the Federal Court of Fiscal and Administrative Justice requested to the High Chambers of that Court to attract this matter.

III. Altamira.

Overview
Principal Document:	August 6, 2007: The Ministry issued resolution 4.3.-1066/2007.

Principal Process
Legal Action:	Administrative annulment procedure commenced by Kansas against the Ministry’s resolution 4.3.-1066/2007.

File Number:	25300/07-17-07-8.

Initial Filing:	September 5, 2007.

Forum:	Federal Court of Fiscal and Administrative Justice, 7th Chamber.

Plaintiff:	Kansas.

Main Defendant:	The Ministry.

Third Party:	Ferromex.

Status:	No definitive resolution has been issued.
IV. Amendment to Ferromex’s Concession Title (Aguascalientes and Guadalajara)

Overview
Principal Document:	September 19, 2006: Amendment of Ferromex’s Concession Title. The corresponding decree was published in the Federal Official Gazette on October 18, 2006.

Principal Process
Legal Action:	Administrative annulment procedure commenced by Kansas against the Ministry’s resolution of September 19, 2006 to modify Ferromex’s Concession Title.

File Number:	1458/07-17-07-5.

Initial Filing:	January 12, 2007.

Forum:	High Chambers of the Federal Court of Fiscal and Administrative Justice.

Plaintiff:	Kansas.

Principal Process
Main Defendant:	The Ministry.

Third Party:	Ferromex.

Status:	No definitive resolution has been issued.

Note:	In terms of section 2.7(e) of the Agreement, the Parties hereby specifically and conclusively agree that the inclusion of the litigation involving amendment of Ferromex’s Concession Title in this Exhibit shall not be deemed as an acceptance on behalf of Kansas of the procedure adopted by the Federal Government of the UMS and/or by Ferromex to amend the Ferromex Concession Title, nor that such is the appropriate procedure to modify the Ferromex Concession Title in the future. Kansas hereby reserves its right to challenge any such future modifications made to the Concession Title of any of the Ferromex Parties, and Ferromex hereby agrees that it will never cite to the Federal Government of the UMS the settlement in the Agreement or this Exhibit of the litigation involving amendment of Ferromex’s Concession Title as any agreement by Kansas for the method of making that amendment. The Ministry acknowledges Ferromex’s acknowledgement herein that the settlement in this Agreement or this Exhibit shall not serve as precedent for determining the appropriate procedures for modification of either Party’s Concession Title in the future.

[English Translation of Original Spanish Document]
EXHIBIT D
Kansas’ Complaints Before the Ministry of Public Service
•	Complaints under file number Q.U.- 015/2008 before the Secretaria de la Función Pública.

•	Amparo Trail under file 1318/2009, before the First Administrative District Judge

[English Translation of Original Spanish Document]
Exhibit E
Additional Termination Acts

INFRAESTRUCTURA Y TRANSPORTES FERROVIARIOS, S.A. DE C.V. E INFRAESTRUCTURA AND TRANSPORTES MÉXICO, S.A. DE C.V.

ADMINISTRATIVE APPEAL.

FILE No. RA 21-2006 AND ACCUMULATED
PLENARY COMMISSIONERS OF THE FEDERAL ANTITRUST COMMISSION.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., complainant in the administrative procedure CNT-132-2005 and accumulated, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
          I hereby appear before the Members of this Commission, to state under oath, that the Company which I represent has no intention to continue with its efforts in connection with the concentration notified by the companies mentioned in the heading, as such is in the best interest of my principal.
     My principal has knowledge that on June 22, 2006, a ruling of “no authorization” was issued in the original procedure, which was appealed by the notifying companies; and that the administrative appeal under such procedure through a ruling dated November 8, 2006, which is still under a further appeal.
          In connection with the above, my client has no further legal interest despite having been part in the original procedure filed under file CNT-132-2005 and accumulated and which was processed before the Federal Antitrust Commission, nor in the file mentioned in the heading.
          In view of the foregoing, I hereby respectfully request to this Commissionaires to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

INFRAESTRUCTURA Y TRANSPORTES FERROVIARIOS, S.A. DE C.V. AND INFRAESTRUCTURA AND TRANSPORTES MÉXICO, S.A. DE C.V.

CONCENTRATION

FILE No. CNT-132-2005 AND ACCUMULATED.
PLENARY COMMISSIONERS OF THE FEDERAL ANTITRUST COMMISSION.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as complainant in the administrative procedure referred to in the heading, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
          I hereby appear before the Members of this Commission, to state under oath, that the Company which I represent has no intention to continue with its efforts in connection with the concentration notified by the companies mentioned in the heading, as such is in the best interest of my principal.
     My principal has knowledge that on June 22, 2006, a ruling of “no authorization” was issued in the original procedure, which was appealed by the notifying companies; and that the administrative appeal number RA-21-2006 and accumulated through a ruling dated November 8, 2006, which is still under a further appeal.
          In connection with the above, my client has no further interest despite having been a party in the original procedure conducted under file number set forth in the heading and which was processed before the Federal Antitrust Commission.
          In view of the foregoing, I hereby respectfully request to this Commissionaires to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

AMPARO TRIAL NO. 887/2009-III

PLAINTIFF: GRUPO MÉXICO, SOCIEDAD ANÓNIMA BURSÁTIL DE CAPITAL VARIABLE AND OTHERS.

MAIN DOCKET
SIXTH DISTRICT JUDGE IN ADMINISTRATIVE MATTERS
IN THE FEDERAL DISTRICT.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as third party in interest in the amparo trial indicated in the heading, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     I hereby appear before your Honor, to state under oath, that the Company which I represent has no intention to continue participating as third party in interest in this amparo trial as such is in the best interest of my principal, because it has entered into a Settlement F dated as of February 9, 2010.
          In view of the foregoing, my client has no interest in the survival of the contested actions in the amparo trial in which it participates, without any prejudice to the fact that my client has been a party in the original procedure filed under administrative files IO-02-2006 and RA-08-2009 and accumulated, processed before the Federal Antitrust Commission.
          In virtue of the foregoing, I hereby respectfully request to your Honor to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

APPEAL R.A. 330/2009

AMPARO TRIAL NO. 887/2009-III

PLAINTIFF AND APPELLANT: GRUPO MÉXICO, SOCIEDAD ANÓNIMA BURSÁTIL DE CAPITAL VARIABLE AND OTHERS.
MAGISTRATES OF THE THIRTEENTH COLLIGATE COURT FOR ADMINISTRATIVE MATTERS IN THE FIRST CIRCUIT.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as third party in interest in the amparo trial indicated in the heading, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     I hereby appear before these Magistrates, to state under oath, that the Company which I represent has no intention to continue participating as third party in interest in the amparo trial identified in the heading of this brief, nor in its corresponding appeal, as such is in the best interest of my principal, because it has entered into a Settlement Agreement dated as of February 9, 2010.
          In view of the foregoing, my client has no interest in the survival of the ruling appealed on June 15, 2009, nor the survival of the contested actions in the corresponding amparo trial, without any prejudice to the fact that my client has been a party in the original procedure filed under administrative files IO-02-2006 y RA-08-2009 and accumulated, processed before the Federal Antitrust Commission.
          In virtue of the foregoing, I hereby respectfully request to these Magistrates to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

APPEAL R.A. 63/2010

AMPARO TRIAL NUM. 1095/2008-II

PLAINTIFF AND APPELLANT: SINCA INBURSA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, SOCIEDAD DE INVERSIÓN DE CAPITALES.
MAGISTRATES OF THE FIRST COLLIGATE COURT OF THE AUXILIARY CENTER OF THE FIRST REGION.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as a third party in interest in the amparo trial indicated in the heading, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
          I hereby appear before these Magistrates, to state under oath, that the Company which I represent has no intention to continue participating as third party in interest in the amparo trial identified in the heading of this brief, nor in its corresponding appeal, as such is in the best interest of my principal, because it has entered into a Settlement Agreement dated as of February 9, 2010.
          In view of the foregoing, my client has no interest in the survival of the ruling appealed on August 21, 2009, nor in the survival of the contested actions in such amparo trial, without any prejudice to the fact that my client has been a party in the original procedure filed under administrative file CNT-132-2005 and accumulated, processed before the Federal Antitrust Commission.
          In virtue of the foregoing, I hereby respectfully request to these Magistrates to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

INFRAESTRUCTURA Y TRANSPORTES FERROVIARIOS, S.A. DE C.V. AND INFRAESTRUCTURA AND TRANSPORTES MÉXICO, S.A. DE C.V.

FILE No. 3825/07-17-05-8
MAGISTRATES OF THE HIGH CHAMBER OF THE FEDERAL COURT OF FISCAL AND ADMINISTRATIVE JUSTICE.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., third party in interest in the administrative trial indicated in the heading, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     I hereby appear before these Magistrates, to state under oath, that the Company which I represent has no intention to continue participating as third party in interest in the amparo trial identified in the heading of this brief, because it has entered into a Settlement Agreement dated as of February 9, 2010.
          In view of the foregoing, my client has no further interest in the survival of the ruling appealed on November 8, 2005, notwithstanding the fact that my client has been a party in the original procedure field under the administrative procedure number CNT-132-2005 and accumulated, processed before the Federal Antitrust Commission.
          In virtue of the foregoing, I hereby respectfully request to your these Magistrates to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

FILE NO. IO-02-2006.

PLENARY COMMISSIONERS OF THE FEDERAL ANTITRUST COMMISSION.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., complainant in the administrative procedure indicated in the heading, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     I hereby appear before the Members of this Commission, to state under oath, that the Company which I represent has no intention to continue with its efforts in connection with the administrative procedure indicated in the heading, as such is in the best interest of my principal.
          My principal has knowledge that on January 22, 2009, a ruling was issued in the investigation procedure for absolute monopolistic practices, which was then contested by means of several administrative appeals conducted under files RA-08-2009 and accumulated and were both resolved by a ruling dated June 9, 2009, which is still under a further appeal.
     In view of the foregoing, my client has no further interest despite having been part within the original procedure filed under the file number indicated on the heading and which was processed by the Federal Antitrust Commission.
          In virtue of the foregoing, I hereby respectfully request to the Commissionaires to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

RA. 08-2009 AND ACCUMULATED.

PLENARY COMMISSIONERS OF THE FEDERAL ANTITRUST COMMISSION.
          EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., complainant in the administrative procedure indicated in the heading, which capacity has been duly recognized to me under the original administrative procedure conducted under file number IO-02-2006, I hereby respectfully appear to state as follows:
          I hereby appear before the Members of this Commission, to state under oath, that the Company which I represent has no intention to continue with its efforts in connection with the administrative procedure indicated in the heading, as such is in the best interest of my principal.
     My principal has knowledge that on January 22, 2009, a ruling was issued in the investigation procedure for absolute monopolistic practices conducted under file IO-02-2006, which was then contested by means of several administrative appeals conducted under files indicated in the heading, and were both resolved by a ruling dated June 9, 2009, which is still under a further appeal.
     In view of the foregoing, my client has no further interest despite having been part within the original procedure IO-02-2006 that was processed before the Federal Antitrust Commission, as well as the file indicated in the heading.
          In virtue of the foregoing, I hereby respectfully request to the Commissionaires to acknowledge the terms contained in this document, and of having stated what is said herein for all legal purposes.

EDGAR AGUILETA GUTIÉRREZ
Mexico, Federal District, February 9, 2010.

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

KANSAS CITY SOUTHERN DE MÉXICO, S.A.

DE C.V.

Ref.: Official Communication No. 120.-859/2002.

Dismissal with prejudice.
     EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of the company indicated in the heading of this brief, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     That Article 36 of the Railroad Service Law sets forth, that the concessionaries exercising their freedom of contract may agree among them, switching and trackage rights, by means of which they may share certain trackage. For a better understanding, hereinbelow a transcription of the provisions of such article:
Article 36. The concessionaries may agree among themselves the switching rights and trackage rights, by means of which they can share a particular trackage. The concessionaire of the trackage will be responsible for the supply of the railroad equipment and the conservation and maintenance of the trackage.
The Ministry may establish, in the bidding guidelines and in the respective concession titles, that for specific sections they shall grant each other certain switching rights and trackage rights. When the concessionaries can not reach an agreement within the 90 calendar days following the date on which the negotiations started, the Ministry, after hearing the parties, will determine the conditions and considerations according to which such rights shall be granted.
The concessionaires shall submit to the Ministry a copy of the agreements executed in terms of this article.
     As evidenced in the foregoing article, the railroad regulations privileges the freedom of contract of the parties in order for them to determine the rates of the switching and trackage rights that shall be collected among the concessionaires when sharing a particular trackage.

     Furthermore, as it is of the knowledge of this Office, on February 9, 2010 my principal and the company FERROCARRIL MEXICANO, S.A. DE C.V., executed a settlement agreement in terms of article 36 of the Railroad Service Law.
     This being so, and as it is in the best interest of my principal and according to the provisions set forth in article 36 of the Railroad Service Law, I hereby FORMALLY REQUEST THE DISMISSAL WITH PREJUDICE form this administrative procedure and therefore request to this Authority the closure of the records of the administrative file, in view of the fact that the parties have entered into an agreement that does not affect the rule of law, or the social interest and as evidenced, the subject matter thereof may be settled among the parties.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
EDGAR AGUILETA GUTIÉRREZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

FERROCARRIL MEXICANO, S.A. DE C.V.
Ref.: Official Communication No 120.-859/2002.
Acceptance of dismissal with prejudice.
     LAURA HERNÁNDEZ GONZÁLEZ, in my capacity as legal representative of FERROCARRIL MEXICANO, S.A. DE C.V., capacity which is duly assented in the records of this administrative procedure, I hereby respectfully appear to state as follows:
     That through this brief and pursuant to the provisions of the agreement dated February 9, 2010 executed among my principal and KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., I hereby express the consent of my principal in connection with the termination of the administrative procedure requested by KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
     In virtue of the foregoing,
TO THE GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company FERROCARRIL MEXICANO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
LAURA HERNÁNDEZ GONZÁLEZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

FERROCARRIL MEXICANO, S.A. DE C.V.
Ref.: Official Communication No. 120.-859/2002.
Dismissal with prejudice.
     LAURA HERNÁNDEZ GONZÁLEZ, in my capacity as legal representative of the company identified in the heading of this brief, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     That Article 36 of the Railroad Service Law sets forth, that the concessionaries exercising their freedom of contract may agree among them, switching and trackage rights, by means of which they may share certain trackage. For a better understanding, hereinbelow a transcription of the provisions of such article:
Article 36. The concessionaries may agree among themselves the switching rights and trackage rights, by means of which they can share a particular trackage. The concessionaire of the trackage will be responsible for the supply of the railroad equipment and the conservation and maintenance of the trackage.
The Ministry may establish, in the bidding guidelines and in the respective concession titles, that for specific sections they shall grant each other certain switching rights and trackage rights. When the concessionaries can not reach an agreement within the 90 calendar days following the date on which the negotiations started, the Ministry, after hearing the parties, will determine the conditions and considerations according to which such rights shall be granted.
The concessionaires shall submit to the Ministry a copy of the agreements executed in terms of this article.
     As evidenced in the foregoing article, the railroad regulations privileges the freedom of contract of the parties in order for them to determine the rates of the switching and trackage rights that shall be collected among the concessionaires when sharing a particular trackage.

     Furthermore, as it is of the knowledge of this Office, on February 9, 2010 my principal and the company FERROCARRIL MEXICANO, S.A. DE C.V., executed a settlement agreement in terms of article 36 of the Railroad Service Law.
     This being so, and as it is in the best interest of my principal and according to the provisions set forth in article 36 of the Railroad Service Law, I hereby FORMALLY REQUEST THE DISMISSAL WITH PREJUDICE form this administrative procedure and therefore request to this Authority the closure of the records of the administrative file, in view of the fact that the parties have entered into an agreement that does not affect the rule of law, or the social interest and as evidenced, the subject matter thereof may be settled among the parties.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company FERROCARRIL MEXICANO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
LAURA HERNÁNDEZ GONZÁLEZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
Ref.: Official Communication No. 120.-859/2002.
Acceptance of dismissal with prejudice.
     EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., capacity which is duly assented in the records of this administrative procedure, I hereby respectfully appear to state as follows:
     That through this brief and pursuant to the provisions of the agreement dated February 9, 2010 executed among my principal and FERROCARRIL MEXCIANO, S.A. DE C.V., I hereby express the consent of my principal in connection with the termination of the administrative procedure requested by FERROCARRIL MEXCIANO, S.A. DE C.V.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V. requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
EDGAR AGUILETA GUTIÉRREZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
Ref.: Official Communication No. 120.-829/2004.
Dismissal with prejudice.
     EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of the company indicated in the heading of this brief, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     That Article 36 of the Railroad Service Law sets forth, that the concessionaries exercising their freedom of contract may agree among them, switching and trackage rights, by means of which they may share certain trackage. For a better understanding, hereinbelow a transcription of the provisions of such article:
Article 36. The concessionaries may agree among themselves the switching rights and trackage rights, by means of which they can share a particular trackage. The concessionaire of the trackage will be responsible for the supply of the railroad equipment and the conservation and maintenance of the trackage.
The Ministry may establish, in the bidding guidelines and in the respective concession titles, that for specific sections they shall grant each other certain switching rights and trackage rights. When the concessionaries can not reach an agreement within the 90 calendar days following the date on which the negotiations started, the Ministry, after hearing the parties, will determine the conditions and considerations according to which such rights shall be granted.
The concessionaires shall submit to the Ministry a copy of the agreements executed in terms of this article.
     As evidenced in the foregoing article, the railroad regulations privileges the freedom of contract of the parties in order for them to determine the rates of the switching and trackage rights that shall be collected among the concessionaires when sharing a particular trackage.

     Furthermore, as it is of the knowledge of this Office, on February 9, 2010 my principal and the company FERROCARRIL MEXICANO, S.A. DE C.V., executed a settlement agreement in terms of article 36 of the Railroad Service Law.
     This being so, and as it is in the best interest of my principal and according to the provisions set forth in article 36 of the Railroad Service Law, I hereby FORMALLY REQUEST THE DISMISSAL WITH PREJUDICE form this administrative procedure and therefore request to this Authority the closure of the records of the administrative file, in view of the fact that the parties have entered into an agreement that does not affect the rule of law, or the social interest and as evidenced, the subject matter thereof may be settled among the parties.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
EDGAR AGUILETA GUTIÉRREZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF THE
MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

FERROCARRIL MEXICANO, S.A. DE C.V.
Ref.: Official Communication No. 120.-829/2002.
Acceptance of dismissal with prejudice.
     LAURA HERNÁNDEZ GONZÁLEZ, in my capacity as legal representative of FERROCARRIL MEXICANO, S.A. DE C.V., capacity which is duly assented in the records of this administrative procedure, I hereby respectfully appear to state as follows:
     That through this brief and pursuant to the provisions of the agreement dated February 9, 2010 executed among my principal and KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., I hereby express the consent of my principal in connection with the termination of the administrative procedure requested by KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company FERROCARRIL MEXICANO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
LAURA HERNÁNDEZ GONZÁLEZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

FERROCARRIL MEXICANO, S.A. DE C.V.
Ref.: Official Communication No. 120.-829/2004.
Dismissal with prejudice.
     LAURA HERNÁNDEZ GONZÁLEZ, in my capacity as legal representative of the company identified in the heading of this brief, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     That Article 36 of the Railroad Service Law sets forth, that the concessionaries exercising their freedom of contract may agree among them, switching and trackage rights, by means of which they may share certain trackage. For a better understanding, hereinbelow a transcription of the provisions of such article:
Article 36. The concessionaries may agree among themselves the switching rights and trackage rights, by means of which they can share a particular trackage. The concessionaire of the trackage will be responsible for the supply of the railroad equipment and the conservation and maintenance of the trackage.
The Ministry may establish, in the bidding guidelines and in the respective concession titles, that for specific sections they shall grant each other certain switching rights and trackage rights. When the concessionaries can not reach an agreement within the 90 calendar days following the date on which the negotiations started, the Ministry, after hearing the parties, will determine the conditions and considerations according to which such rights shall be granted.
The concessionaires shall submit to the Ministry a copy of the agreements executed in terms of this article.
     As evidenced in the foregoing article, the railroad regulations privileges the freedom of contract of the parties in order for them to determine the rates of the switching and trackage rights that shall be collected among the concessionaires when sharing a particular trackage.

     Furthermore, as it is of the knowledge of this Office, on February 9, 2010 my principal and the company FERROCARRIL MEXICANO, S.A. DE C.V., executed a settlement agreement in terms of article 36 of the Railroad Service Law.
     This being so, and as it is in the best interest of my principal and according to the provisions set forth in article 36 of the Railroad Service Law, I hereby FORMALLY REQUEST THE DISMISSAL WITH PREJUDICE form this administrative procedure and therefore request to this Authority the closure of the records of the administrative file, in view of the fact that the parties have entered into an agreement that does not affect the rule of law, or the social interest and as evidenced, the subject matter thereof may be settled among the parties.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company FERROCARRIL MEXICANO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
LAURA HERNÁNDEZ GONZÁLEZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
Ref.: Official Communication No. 120.-829/2002.
Acceptance of dismissal with prejudice.
     EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., capacity which is duly assented in the records of this administrative procedure, I hereby respectfully appear to state as follows:
     That through this brief and pursuant to the provisions of the agreement dated February 9, 2010 executed among my principal and FERROCARRIL MEXCIANO, S.A. DE C.V., I hereby express the consent of my principal in connection with the termination of the administrative procedure requested by FERROCARRIL MEXCIANO, S.A. DE C.V.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V. requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
EDGAR AGUILETA GUTIÉRREZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
Ref.: Official Communication No. 4.3.-1066/2007.
Dismissal with prejudice.
     EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of the company indicated in the heading of this brief, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     That Article 36 of the Railroad Service Law sets forth, that the concessionaries exercising their freedom of contract may agree among them, switching and trackage rights, by means of which they may share certain trackage. For a better understanding, hereinbelow a transcription of the provisions of such article:
Article 36. The concessionaries may agree among themselves the switching rights and trackage rights, by means of which they can share a particular trackage. The concessionaire of the trackage will be responsible for the supply of the railroad equipment and the conservation and maintenance of the trackage.
The Ministry may establish, in the bidding guidelines and in the respective concession titles, that for specific sections they shall grant each other certain switching rights and trackage rights. When the concessionaries can not reach an agreement within the 90 calendar days following the date on which the negotiations started, the Ministry, after hearing the parties, will determine the conditions and considerations according to which such rights shall be granted.
The concessionaires shall submit to the Ministry a copy of the agreements executed in terms of this article.
     As evidenced in the foregoing article, the railroad regulations privileges the freedom of contract of the parties in order for them to determine the rates of the switching and trackage rights that shall be collected among the concessionaires when sharing a particular trackage.

     Furthermore, as it is of the knowledge of this Office, on February 9, 2010 my principal and the company FERROCARRIL MEXICANO, S.A. DE C.V., executed a settlement agreement in terms of article 36 of the Railroad Service Law.
     This being so, and as it is in the best interest of my principal and according to the provisions set forth in article 36 of the Railroad Service Law, I hereby FORMALLY REQUEST THE DISMISSAL WITH PREJUDICE form this administrative procedure and therefore request to this Authority the closure of the records of the administrative file, in view of the fact that the parties have entered into an agreement that does not affect the rule of law, or the social interest, and as evidenced, the subject matter thereof may be settled among the parties.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
EDGAR AGUILETA GUTIÉRREZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

FERROCARRIL MEXICANO, S.A. DE C.V.
Ref.: Official Communication No. 4.3.-1066/2007.
Acceptance of dismissal with prejudice.
     LAURA HERNÁNDEZ GONZÁLEZ, in my capacity as legal representative of FERROCARRIL MEXICANO, S.A. DE C.V., capacity which is duly assented in the records of this administrative procedure, I hereby respectfully appear to state as follows:
     That through this brief and pursuant to the provisions of the agreement dated February 9, 2010 executed among my principal and KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., I hereby express the consent of my principal in connection with the termination of the administrative procedure requested by KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
     In virtue of the foregoing,
GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company FERROCARRIL MEXICANO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
LAURA HERNÁNDEZ GONZÁLEZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

FERROCARRIL MEXICANO, S.A. DE C.V.
Ref.: Official Communication No. 4.3.-1066/2007.
Dismissal with prejudice.
     LAURA HERNÁNDEZ GONZÁLEZ, in my capacity as legal representative of the company identified in the heading of this brief, which capacity has been duly recognized to me under this administrative procedure, I hereby respectfully appear to state the following:
     That Article 36 of the Railroad Service Law sets forth, that the concessionaries exercising their freedom of contract may agree among them, switching and trackage rights, by means of which they may share certain trackage. For a better understanding, hereinbelow a transcription of the provisions of such article:
Article 36. The concessionaries may agree among themselves the switching rights and trackage rights, by means of which they can share a particular trackage. The concessionaire of the trackage will be responsible for the supply of the railroad equipment and the conservation and maintenance of the trackage.
The Ministry may establish, in the bidding guidelines and in the respective concession titles, that for specific sections they shall grant each other certain switching rights and trackage rights. When the concessionaries can not reach an agreement within the 90 calendar days following the date on which the negotiations started, the Ministry, after hearing the parties, will determine the conditions and considerations according to which such rights shall be granted.
The concessionaires shall submit to the Ministry a copy of the agreements executed in terms of this article.
     As evidenced in the foregoing article, the railroad regulations privileges the freedom of contract of the parties in order for them to determine the rates of the switching and trackage rights that shall be collected among the concessionaires when sharing a particular trackage.

     Furthermore, as it is of the knowledge of this Office, on February 9, 2010 my principal and the company FERROCARRIL MEXICANO, S.A. DE C.V., executed a settlement agreement in terms of article 36 of the Railroad Service Law.
     This being so, and as it is in the best interest of my principal and according to the provisions set forth in article 36 of the Railroad Service Law, I hereby FORMALLY REQUEST THE DISMISSAL WITH PREJUDICE form this administrative procedure and therefore request to this Authority the closure of the records of the administrative file, in view of the fact that the parties have entered into an agreement that does not affect the rule of law, or the social interest and as evidenced, the subject matter thereof may be settled among the parties.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I hereby respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company FERROCARRIL MEXICANO, S.A. DE C.V., requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
LAURA HERNÁNDEZ GONZÁLEZ

GENERAL OFFICE OF RATES, RAILWAY
AND MULTIMODAL TRANSPORTATION OF
THE MINISTRY OF COMMUNICATIONS
AND TRANSPORT.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.
Ref.: Official Communication No. 4.3.-1066/2007.
Acceptance of dismissal with prejudice.
     EDGAR AGUILETA GUTIÉRREZ, in my capacity as legal representative of KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., capacity which is duly assented in the records of this administrative procedure, I hereby respectfully appear to state as follows:
     That through this brief and pursuant to the provisions of the agreement dated February 9, 2010 executed among my principal and FERROCARRIL MEXCIANO, S.A. DE C.V., I hereby express the consent of my principal in connection with the termination of the administrative procedure requested by FERROCARRIL MEXCIANO, S.A. DE C.V.
     In virtue of the foregoing,
TO THIS GENERAL OFFICE OF RATES, RAILWAY AND MULTIMODAL TRANSPORTATION OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORT, I respectfully request:
     FIRST.- To acknowledge receipt of this brief, in my capacity as legal representative of the company KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V. requesting the closure of the file of this administrative procedure.
     SECOND.- After concluding all administrative requirements, order the termination of this administrative procedure.
     THIRD.- Issue, at the expense of my principal, a certified copy of the ruling under which the termination of this administrative procedure is ordered.
I HEREBY DECLARE.
México, Federal District, February 9, 2010.
EDGAR AGUILETA GUTIÉRREZ